                                                                     Exhibit 1.3

                     TEXTRON FINANCIAL CANADA FUNDING CORP.

                         Medium-Term Notes, Series F-CAD

                   Due 9 months or more from the Date of Issue

                      Fully and Unconditionally Guaranteed

                                       by

                          TEXTRON FINANCIAL CORPORATION

                             DISTRIBUTION AGREEMENT

                                                       As of November 16, 2006

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Banc of America Securities LLC
Barclays Capital Inc.
BNP Paribas Securities Corp.
Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
HSBC Securities (USA) Inc.
J.P. Morgan Securities Inc.
Mitsubishi UFJ Securities International plc
Morgan Stanley & Co. Incorporated
UBS Securities LLC
Wachovia Capital Markets, LLC

Ladies and Gentlemen:

          Textron Financial Canada Funding Corp., an unlimited liability company duly organized under the laws of the Province of Nova Scotia (the "Company"), confirms its agreement with each of you (individually, an "Agent", and collectively, the "Agents") with respect to the issue and sale by the Company of its Medium-Term Notes, Series F-CAD, due 9 months or more from the date of issue (the "Notes"). The Notes will be fully and unconditionally guaranteed as to payment of principal, premium, if any, and interest, by Textron Financial Corporation, a Delaware corporation (the "Guarantor").

          The Notes will be issued under an Indenture dated as of November 30, 2001, as amended by a First Supplemental Indenture of even date herewith (as so amended, the "Indenture"), among the Company, the Guarantor and U.S. Bank, National Association (as successor to SunTrust Bank), as trustee (the "Trustee"). The Company has authorized the issuance of Notes to and through the Agents pursuant to the terms of this Agreement. The Notes will be issued in registered form. Each Note will be represented by either a single global security in registered form without coupons delivered to the Trustee as agent for The Depository Trust Company ("DTC") and recorded in the book-entry system maintained by DTC or, if otherwise provided in an applicable supplement to the Prospectus (as defined below), by a certificate delivered to the holder thereof or a person designated by such holder.

          Subject to the terms and conditions stated herein and subject to the reservation of the right of the Company to sell Notes directly to investors on its own behalf and further subject to the understanding that nothing in this Agreement shall impair or restrict (a) the Company's right to sell securities with terms similar or identical to any Note independently of the continuous offering of Notes contemplated by this Agreement, or (b) other than as set forth in Section 2(a), the ability of the Company and the Guarantor to enter into additional Distribution Agreements (without any Agent's consent) for the purpose of appointing additional agents to solicit offers to purchase Notes (which Distribution Agreements shall otherwise contain terms and provisions substantially identical to this Agreement), the Company and the Guarantor hereby appoint the Agents as agents for the purpose of soliciting offers to purchase Notes from the Company by others. In addition, an Agent may also purchase Notes as principal for resale to others and, if the Company determines to sell Notes directly to an Agent and if requested by such Agent, the Company and the Guarantor will enter into a Terms Agreement relating to such sale (a "Terms Agreement") in accordance with the provisions of Section 2(b).

          The Company and the Guarantor have filed with the Securities and Exchange Commission (the "Commission") an automatic shelf registration statement on Form S-3 (No. [ ]), including a prospectus, relating to, among other securities, the Notes and the guarantee (the "Guarantee") thereof by the Guarantor, which registration statement became effective upon filing pursuant to Rule 462(e) under the Securities Act of 1933, as amended (the "Securities Act"). Such registration statement, including the exhibits thereto, is hereinafter referred to as the "Registration Statement". The Company and the Guarantor propose to file with the Commission from time to time, pursuant to Rule 424(b) under the Securities Act, supplements to the prospectus included in the Registration Statement that will describe certain terms of the Notes. The prospectus in the form in which it appears in the Registration Statement is hereinafter referred to as the "Basic Prospectus". The term "Prospectus" means the Basic Prospectus together with the prospectus supplement or supplements (each a "Prospectus Supplement") as well as any Pricing Supplement (as defined herein) relating to the Notes, as filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b). As used herein, the terms "Registration Statement", "Basic Prospectus", "Prospectus" and "Prospectus Supplement" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement" and "amendment" or "amend" as used herein shall include all documents filed by the Guarantor pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subsequent to the date of the Basic Prospectus that are deemed to be incorporated by reference in the Prospectus. Notwithstanding anything to the contrary above in this paragraph, the Company and the Guarantor shall have the right at any time and from time to time to substitute for the Registration Statement one or more other registration statements (each a "Substitute Registration Statement") relating to the Notes and the offering and sale thereof from time to time in accordance with Rule 415 under the Securities Act, by written notification of such substitution to each of the Agents and the Trustee. From and after the date of such notification, such Substitute Registration Statements shall become the Registration Statement as defined in this paragraph and as used for all purposes throughout this Agreement.

          1. Representations and Warranties. The Company and the Guarantor jointly and severally represent and warrant to each Agent as of the Commencement Date (as hereinafter defined), as of each date on which the Company accepts an offer to purchase Notes (whether from the applicable Agent as principal or through such Agent as agent) (each such time being an "Applicable Time"), as of each date the Company delivers Notes (whether to such Agent as principal or through such Agent as agent) and as of each date the Registration Statement, the Basic Prospectus or the Prospectus is amended or supplemented (each of the times referenced above being referred to herein as a "Representation

Date"), as follows (it being understood that such representations and warranties shall be deemed to relate to the Registration Statement, the Basic Prospectus and the Prospectus, each as amended and supplemented to each such date, and to each applicable General Disclosure Package (as defined below)):

          (a) (A) At the time of filing the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with
Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Securities Act) made any offer relating to the Notes in reliance on the exemption from Section 5(c) of the Securities Act pursuant to Rule 163 thereunder ("Rule 163") and (D) at the date hereof, each of the Company and the Guarantor was and is a "well-known seasoned issuer", as defined in Rule 405 under the Securities Act ("Rule 405"), including not having been and not being an "ineligible issuer" as defined in Rule 405; the Registration Statement is an automatic shelf registration statement as defined in Rule 405 under the Securities Act (an "Automatic Shelf Registration Statement") and each of the Notes and the Guarantee, since their registration on the Registration Statement, have been and remain eligible for registration by the Company on an Automatic Shelf Registration Statement; and none of the Company or the Guarantor has received from the Commission any notice pursuant to Rule 401(g)(2) under the Securities Act objecting to the use of the automatic shelf registration statement form.

          At the time of filing the Registration Statement, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Notes and at the date hereof, none of the Company or the Guarantor was and is an "ineligible issuer", as defined in Rule 405.

          The Registration Statement became effective upon filing under Rule 462(e) under the Securities Act ("Rule 462(e)") on [insert date] and any post-effective amendment thereto became effective under Rule 462(e). No stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company or the Guarantor, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with; the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"); at the respective times that the Registration Statement and any amendment thereto (including the filing of the Guarantor's most recent annual report on Form 10-K with the Commission) became effective, at each deemed effective date with respect to the Agents pursuant to Rule 430B(f)(2) under the Securities Act and at each Representation Date, the Registration Statement and any amendments thereto complied and will comply in all material respects with the requirements of the Securities Act, the Trust Indenture Act and the respective rules and regulations of the Commission thereunder and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each preliminary prospectus and Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the rules and regulations promulgated under the Securities Act; each preliminary prospectus and the Prospectus delivered to the applicable Agent(s) for use in connection with the offering of Notes are identical to any electronically transmitted copies thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR"), except to the extent permitted by Regulation S-T promulgated under the Securities Act ("Regulation S-T"); and at the date hereof, at the date of the Prospectus and each amendment or supplement thereto and at each Representation Date, neither the Prospectus nor any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification under the Trust Indenture Act or (ii) statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company and the Guarantor in writing by the Agents expressly for use in the Registration Statement or the Prospectus.

          Any offer that is a written communication relating to the Notes made prior to the filing of the Registration Statement by the Company or the Guarantor or any person acting on their behalf (within the meaning, for this paragraph only, of Rule 163(c) under the Securities Act) has been filed with the Commission in accordance with the exemption provided by Rule 163 and otherwise complied with the requirements of Rule 163, including, without limitation, the legending requirement, to qualify such offer for the exemption from Section 5(c) of the Securities Act provided by Rule 163.

          As of the Applicable Time with respect to the offering of any applicable tranche of Notes, neither (x) the Issuer General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, the Statutory Prospectus (as defined below) made available by the Company for use by the applicable Agent(s) as of the Applicable Time and the applicable Final Term Sheet (as defined in Section 3(j) hereof), if any, relating to the offering of the Notes, all considered together (collectively, the "General Disclosure Package"), nor (y) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          As used in this subsection and elsewhere in this Agreement:

          "Issuer Free Writing Prospectus" means any "issuer free writing prospectus," as defined in Rule 433 under the Securities Act ("Rule 433"), relating to the Notes that (i) is required to be filed with the Commission by the Company or the Guarantor, as applicable, (ii) is a "road show" that constitutes a written communication within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Notes or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company's or the Guarantor's records, as applicable, pursuant to Rule 433(g).

          "Issuer General Use Free Writing Prospectus" means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors.

          "Issuer Limited Use Free Writing Prospectus" means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

          "Statutory Prospectus" means (i) the Basic Prospectus and (ii) the Prospectus Supplement relating to the Notes and any preliminary pricing supplement relating to the Notes of a particular tranche.

          Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Notes or until any earlier date that the Company and the Guarantor notified or notifies the Agents as described in Section 3(b), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.

          The representations and warranties in this subsection shall not apply to statements in the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company and the Guarantor by any Agent through the Agents expressly for use therein.

          (b) The consolidated financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, satisfy the requirements of the Securities Act and the rules and regulations promulgated thereunder in respect of each of the Company and the Guarantor.

          (c) There has not been any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of either of the Company or the Guarantor and their respective subsidiaries taken as a whole from that set forth in the Prospectus and the General Disclosure Package and the documents incorporated by reference therein.

          (d) The execution and delivery of, and the performance by each of the Company and the Guarantor of its obligations under, this Agreement have been duly authorized by the Company and the Guarantor, and this Agreement has been duly executed and delivered by the Company and the Guarantor.

          (e) The Indenture has been duly authorized, executed and delivered by each of the Company and the Guarantor and constitutes a valid and binding agreement of each of the Company and the Guarantor enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

          (f) The Support Agreement, dated May 25, 1994 between the Guarantor and Textron Inc., a Delaware corporation ("Textron") (the "Support Agreement"), has been duly authorized, executed and delivered by the Guarantor and constitutes a valid and binding agreement of the Guarantor enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

          (g) Immediately after any sale of Notes by the Company hereunder or under any Terms Agreement, the aggregate amount of Notes that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities registered under the Registration Statement.

          (h) The Notes have been duly authorized by the Company for offer, sale, issuance and delivery pursuant to this Agreement and, when executed by the Company, authenticated by the Trustee and issued in accordance with the Indenture and delivered pursuant to the provisions of this Agreement and any Terms Agreement against payment thereof, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and except as rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability and except further as enforcement thereof may be limited by (x) requirements that a claim with respect to any Notes denominated other than in U.S. dollars (or a foreign currency or currency unit judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (y) governmental authority to limit, delay or prohibit the making of payments outside the United States.

          (i) The Guarantee has been duly authorized by the Guarantor for offer, sale, issuance and delivery pursuant to this Agreement and, when executed by the Guarantor and issued in accordance with the Indenture and delivered pursuant to the provisions of this Agreement and any Terms Agreement, will constitute a valid and legally binding obligation of the Guarantor entitled to the benefits of the Indenture and enforceable against the Guarantor in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and except further as enforcement thereof may be limited by (x) requirements that a claim with respect to the Guarantee in respect of Notes denominated other than in U.S. dollars (or a foreign currency or currency unit judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (y) governmental authority to limit, delay or prohibit the making of payments outside the United States.

          (j) The Company is an unlimited liability company duly organized and validly existing in good standing under the laws of the Province of Nova Scotia, Canada with full corporate power and authority to own, lease and operate its properties and to conduct its business, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole.

          (k) The Guarantor is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Prospectus and the General Disclosure Package, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Guarantor and its subsidiaries taken as a whole.

          (l) Each subsidiary of the Guarantor that is a "significant subsidiary" of the Guarantor within the meaning of Regulation S-X under the Securities Act (collectively, the "Guarantor Significant Subsidiaries") is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Prospectus and the General Disclosure Package, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Guarantor and its subsidiaries taken as a whole. The Guarantor owns of record, directly or indirectly, all of the outstanding shares of common stock of each of the Guarantor Significant

Subsidiaries free and clear of any lien, adverse claim, security interest, equity or other encumbrance. As of the date hereof, other than Cessna Finance Corporation and Textron Financial Investment Corporation, no subsidiary of the Guarantor is a "significant subsidiary" of the Guarantor within the meaning of Regulation S-X under the Securities Act.

          (m) Each significant subsidiary (as such term is defined for purposes of Regulation S-X under the Securities Act) of the Company (each, a "Company Significant Subsidiary") is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except, in each case, where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole. The Company owns of record, directly or indirectly, all of the outstanding shares of common stock of each of the Company Significant Subsidiaries free and clear of any lien, adverse claim, security interest, equity or other encumbrance..

          (n) The execution and delivery of this Agreement, any Terms Agreement, the Indenture and any other agreement or instrument entered into by the Company or the Guarantor in connection with the transactions contemplated by the Prospectus and the consummation of the transactions contemplated herein and therein will not contravene (x) any provision of applicable law, the Memorandum and Articles of Association or By-Laws of the Company, or the Certificate of Incorporation or By-Laws of the Guarantor or (y) any other agreement or instrument binding upon the Company or the Guarantor or any Guarantor Significant Subsidiary or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or the Guarantor or such Guarantor Significant Subsidiaries, except, with respect to clause (y), such contraventions as would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole and of the Guarantor and its subsidiaries taken as a whole and no consent, approval or authorization or order of, or qualification with, any governmental body or agency is required for the performance by each of the Company and the Guarantor of its obligations under this Agreement, any Terms Agreement, the Indenture or any other agreement or instrument entered into by the Company and the Guarantor in connection with the transactions contemplated by the Prospectus, or the consummation of the transactions contemplated hereby, except such as are required pursuant to state securities or Blue Sky Laws.

          (o) Neither the Company nor the Guarantor is and, after giving effect to the offering and sale of the Notes and the Guarantees thereof, neither will be an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

          (p) The statements included under the caption "Legal Proceedings" in the Guarantor's most recently filed annual report on Form 10-K, as supplemented by any current reports on Form 8-K filed in the fiscal year immediately following the fiscal year to which such annual report relates and/or its most recent quarterly report on Form 10-Q, filed pursuant to the Exchange Act, insofar as they describe statements of law or legal conclusions are accurate and fairly present the information required to be shown.

          (q) The Support Agreement has not been amended since the date thereof and remains in full force and effect.

          (r) (A) The Guarantor and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that
(1) transactions are executed in accordance with management's general or specific authorization; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Prospectus and the General Disclosure Package, since the end of the Guarantor's most recent audited fiscal year, there has been (I) no material weakness in the Guarantor's internal control over financial reporting (whether or not remediated) and (II) no change in the Guarantor's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

               (B) The Guarantor and its consolidated subsidiaries employ disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Guarantor in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms, and is accumulated and communicated to the Guarantor's management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

          (s) There is and has been no failure on the part of the Guarantor or any of the Guarantor's directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

          2. Solicitations as Agent; Purchases as Principal.

          (a) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each Agent agrees, severally and not jointly, to use its reasonable best efforts to solicit offers to purchase Notes upon terms acceptable to the Company at such times and in such amounts as the Company shall from time to time specify. So long as this Agreement shall remain in effect with respect to any Agent, neither the Company nor the Guarantor shall, without the consent of such Agent, solicit or accept offers to purchase, or sell, any debt securities with a maturity at the time of original issuance of 9 months or more except pursuant to this Agreement, any Terms Agreement, or except pursuant to a private placement not constituting a public offering under the Securities Act or except in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of medium-term debt securities or pursuant to the Distribution Agreement, dated November [ ], 2006, between the Guarantor and the Agents; provided, that, if, from time to time the Company is approached by a prospective agent offering to solicit a specific purchase of Notes, the Company and/or the Guarantor may engage such agent with respect to such specific purchase, provided that (i) such agent is engaged on terms substantially similar (including the same commission schedule, unless agreed to otherwise by the Company and such agent) to the applicable terms of this Agreement and (ii) the Agents are given notice of such proposed purchase within five days after the consummation of such purchase. These provisions shall not limit Section 3(f) hereof or any similar provision included in any Terms Agreement.

          The Company and the Guarantor reserve the right, in their sole discretion, to instruct any or all of the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Notes. Upon receipt of notice from the Company or the Guarantor, each Agent will forthwith suspend solicitations of offers to purchase Notes from the Company until such time as the Company and the Guarantor have advised the Agents that such solicitation may be resumed. During the period of time that such solicitation is suspended, neither the Company nor the Guarantor shall be required to deliver any certificates, opinions or letters in accordance with Sections 5(b), 5(c) and 5(d); provided, however, that if any of the events described in Section 5(b), 5(c) or 5(d) shall have occurred during the period of suspension, no Agent shall be required to resume soliciting offers to purchase Notes until the Company and the Guarantor have delivered such certificates, opinions and letters as such Agent may reasonably request.

          The Company agrees to pay to each Agent, as consideration for the sale of each Note and receipt of payment therefor resulting from a solicitation made by such Agent, a commission in the form of a discount from the purchase price of such Note equal to the following percentage of the purchase price of such Note, unless agreed to otherwise by the Company and such Agent:

                Term                  Commission Rate
                ----                  ---------------
From 9 months to less than 1 year          .125%
From 1 year to less than 18 months         .150%
From 18 months to less than 2 years        .200%
From 2 years to less than 3 years          .250%
From 3 years to less than 4 years          .350%
From 4 years to less than 5 years          .450%
From 5 years to less than 6 years          .500%
From 6 years to less than 7 years          .550%
From 7 years to less than 10 years         .600%
From 10 years to less than 15 years        .625%
From 15 years to less than 20 years        .700%
From 20 years to 30 years                  .750%

          It is understood that no commission will be payable with respect to any offer to purchase Notes accepted by the Company unless and until the sale of such Notes is consummated.

          Each Agent is authorized to solicit offers to purchase Notes only in the principal amount of $1,000 or any amount in excess thereof which is an integral multiple of $1,000. The Company shall have the sole right to accept offers to purchase Notes and may reject any offer in whole or in part. Each Agent shall have the right to reject any offer to purchase Notes that such Agent reasonably considers to be unacceptable, and any such rejection shall not be deemed a breach of such Agent's agreements contained herein. "Reasonable" with respect to an offer shall be determined by such Agent by reference to then-prevailing interest rates and the interest rates then specified by the Company with respect to offers to sell particular Notes.

          (b) If requested by an Agent in connection with a sale of Notes directly to such Agent as principal for resale to others, the Company and the Guarantor will enter into a separate Terms Agreement reasonably satisfactory to the Company and the Guarantor and such Agent that will provide for the sale of such Notes to, and the purchase and reoffering thereof by, such Agent in accordance with the terms of this Agreement and the Terms Agreement. Each Terms Agreement shall be substantially in the form of Exhibit A hereto but may take the form of an exchange of any standard form of written telecommunication between such Agent and the Company and the Guarantor or may be an oral agreement confirmed in writing (including by a facsimile transmission). An Agent's commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Company and the Guarantor herein contained and shall be subject to the terms and conditions herein set forth. Each agreement by an Agent to purchase Notes as principal (whether or not set forth in a Terms Agreement) shall specify the principal amount of Notes to be purchased by such Agent pursuant thereto, the maturity date thereof, the price to be paid to the Company for such Notes and the time and place of delivery of and payment for such Notes (each such date, a "Settlement Date") and the requirements for the opinions, officer's certificate and comfort letter pursuant to Sections 4(c), (d), (e) and (f) hereof.

          Unless otherwise agreed to between the Company and the Guarantor and such Agent in a Terms Agreement, any Note sold to an Agent (i) shall be purchased by such Agent at a price equal to 100% of the principal amount thereof less a percentage equal to the commission applicable to an agency sale of a Note of identical maturity and (ii) may be resold by such Agent at varying prices from time to time or, if set forth in the applicable Terms Agreement, at a fixed public offering price. In connection with any resale of Notes purchased, an Agent may use a selling or dealer group and may reallow to any broker or dealer any portion of the discount or commission payable pursuant hereto.

          If the Company and the Guarantor and two or more Agents enter into an agreement pursuant to which such Agents agree to purchase Notes from the Company as principal and one or more of such Agents shall fail at the Settlement Date to purchase the Notes which it or they are obligated to purchase (the "Defaulted Notes"), then the nondefaulting Agents shall have the right, within 24 hours thereafter, to make arrangements for one of them or one or more other Agents or underwriters to purchase all, but not less than all, of the Defaulted Notes in such amounts as may be agreed upon and upon the terms herein set forth; provided, however, that if such arrangements shall not have been completed within such 24-hour period, then:

               (i) if the aggregate principal amount of Defaulted Notes does not exceed 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on the Settlement Date, the nondefaulting Agents shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective initial underwriting obligations bear to the underwriting obligations of all nondefaulting Agents; or

               (ii) if the aggregate principal amount of Defaulted Notes exceeds 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on the Settlement Date, such agreement shall terminate without liability on the part of any nondefaulting Agent.

No action taken pursuant to this paragraph shall relieve any defaulting Agent from liability in respect of its default. In the event of any such default which does not result in a termination of such agreement, either the nondefaulting Agents or the Company and the Guarantor shall have the right to postpone the Settlement Date for a period not exceeding seven days in order to effect any required changes.

          (c) The purchase price, interest rate or formula, maturity date and other terms of the Notes specified in Exhibit A hereto (as applicable) shall be agreed upon between the Company and the Guarantor and the applicable Agents and specified in a pricing supplement to the Prospectus (each, a "Pricing Supplement") to be prepared by the Company in connection with each sale of Notes. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed in the Medium-Term Notes, Series F-CAD Administrative Procedures (attached hereto as Exhibit B) (the "Procedures"), as amended from time to time. The Procedures may be amended only by written agreement of the Company and each Agent and, in the case of amendments which affect the respective rights, duties or obligations of the Trustee or the Guarantor, with the written agreement of the Trustee or the Guarantor, as the case may be. To the extent the Procedures in effect from time to time conflict with any provision of this Agreement, the provisions of this Agreement shall govern. The Company will furnish a copy of the Procedures from time to time in effect to the Trustee.

          (d) The documents required to be delivered by Section 4 of this Agreement shall be delivered at the office of Edwards Angell Palmer & Dodge LLP, counsel to the Company and the Guarantor, not later than 2:00 P.M., New York City time, on the date hereof (the "Commencement Date"), or at such other time and/or place as you and the Company may agree upon in writing.

          (e) [intentionally omitted]

          (f) Each Agent represents that it is a broker-dealer registered under the Exchange Act.

          (g) In soliciting purchases of the Notes from the Company on an agency basis, each Agent is acting solely as an agent for the Company and not as principal. Each such Agent will communicate to the Company, orally, each offer for the purchase of Notes solicited by it on an agency basis other than those offers rejected by such Agent. Such Agent shall have the right, in its discretion reasonably exercised, to reject any offer for the purchase of Notes, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes from the Company has been solicited by it and accepted by the Company but each Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Notes to a purchaser whose offer has been solicited by such Agent on an agency basis and accepted by the Company, the Company shall (i) hold such Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) pay to such Agent any commission to which it would otherwise be entitled absent such default.

          (h) The Company shall not sell or approve the solicitation of offers for the purchase of Notes in excess of the amount which shall be authorized by the Company from time to time or in excess of the aggregate initial offering price of Notes registered pursuant to the Registration Statement. The Agents shall have no responsibility for maintaining a record with respect to the aggregate initial offering price of Notes sold, or of otherwise monitoring the availability of Notes for sale, under the Registration Statement.

          3. Agreements. Each of the Company and the Guarantor agrees with each Agent that:

          (a) The Company and the Guarantor will promptly notify such Agent of
(i) the filing of any amendment or supplement to the Prospectus, other than filings relating solely to securities other than the Notes or solely establishing the terms of particular Notes to be sold pursuant hereto, (ii) the filing and effectiveness of any amendment to the Registration Statement, other than filings relating solely to securities other than the Notes, (iii) any request by the Commission for any amendment of the Registration Statement or any amendment of or supplement to the Prospectus or for any additional information, other than any request relating solely to securities other than the Notes, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, (v) the Company or the Guarantor becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Notes and (vi) the receipt by the Company or the Guarantor of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company and the Guarantor will use reasonable efforts to prevent the issuance of any such stop order or notice of suspension of qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Notes is required to be delivered under the Securities Act (including in circumstances where such requirement may be satisfied by Rule 172 under the Securities Act), any event occurs or condition exists as a result of which, in the opinion of counsel to the Agents, the Registration Statement or the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances when the Prospectus, as then amended or supplemented, is delivered to a purchaser, not misleading, or if, in such Agent's reasonable opinion or in the opinion of counsel to the Company and the Guarantor or the Agents, it is necessary at any time to amend or supplement the Registration Statement or the Prospectus, as then amended or supplemented, to comply with law, the Company or the Guarantor will promptly notify the Agents by telephone (with confirmation in writing) to suspend solicitation of offers to purchase Notes and, if so notified by the Company or the Guarantor, such Agent shall forthwith suspend such solicitation and cease using the Prospectus as then amended or supplemented and cease sales of any Notes such Agent may own as principal. If the Company and the Guarantor shall decide to amend or supplement the Registration Statement or Prospectus as then amended or supplemented, it shall so advise such Agent promptly by telephone (with confirmation in writing) and, at its expense, shall prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance and will supply such amended or supplemented Prospectus to such Agent in such quantities as such Agent may reasonably request. If such amendment or supplement and any documents, certificates, opinions and letters furnished to such Agent pursuant to Sections 5(b), 5(c) and 5(d) in connection with the preparation and filing of such amendment or supplement are satisfactory in all respects to such Agent, upon the filing of such amendment or supplement with the Commission or effectiveness of an amendment to the Registration Statement, such Agent will resume the solicitation of offers to purchase Notes hereunder. Notwithstanding any other provision of this Section 3(b), until the distribution of any Notes any Agent may own as principal has been completed, if any event described above in this paragraph (b) occurs, the Company and the Guarantor will, at their own expense, forthwith prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus as then amended or supplemented, reasonably satisfactory to such Agent, and will supply such amended or supplemented Prospectus to such Agent in such quantities as such Agent may reasonably request. If such amendment or supplement and any documents, certificates, opinions and letters furnished to such Agent pursuant to Sections 5(b), 5(c) and 5(d) in connection with the preparation and filing of such amendment or supplement are reasonably satisfactory to such Agent, upon the filing of such amendment or supplement with the Commission or effectiveness of an amendment to the Registration Statement, such Agent may resume its resale of Notes as principal. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement (or any other registration statement relating to the Notes) or the Prospectus or any preliminary prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company and the Guarantor will promptly notify the Agents and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

          (c) The Guarantor will make generally available to its security holders and to such Agent as soon as practicable earnings statements that satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations thereunder (including, at the option of the Guarantor, Rule 158) covering twelve month periods beginning after the "effective date" (as defined in Rule 158 under the Securities Act) of the Registration Statement with respect to each sale of Notes. It is understood by the parties hereto that if the Guarantor provides the information required by Section 11(a) under the Securities Act pursuant to Rule 158 thereunder, the foregoing sentence would not require any filing or other action by the Guarantor other than its periodic filings on Form 10-K and Form 10-Q.

          (d) The Guarantor will furnish to such Agent, promptly after the filing thereof with the Commission, copies of its annual report on Form 10-K (including the audited financial statements of the Guarantor for the preceding fiscal year), its quarterly reports on Form 10-Q with respect to each of the first three quarters of any fiscal year and its reports on Form 8-K (other than reports relating solely to securities other than the Notes); provided, however, that if on the date of such filing any Agent shall have suspended solicitation of purchases of the Notes in its capacity as agent pursuant to a request from the Company or the Guarantor, and if such Agent shall not hold any Notes as principal purchased pursuant to a Terms Agreement, the Guarantor shall not be obligated to furnish copies of such reports to such Agent until such time as the Company and the Guarantor shall determine that solicitation of purchases of the Notes should be resumed by such Agent or shall subsequently enter into a new Terms Agreement with such Agent.

          (e) Each of the Company and the Guarantor will use its reasonable efforts to qualify the Notes for offer and sale under the securities or blue sky laws of such jurisdictions as such Agent shall reasonably request and will maintain such qualifications for as long as may be required for the distribution of the Notes; provided, however, that neither the Company nor the Guarantor shall be obligated to file any consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified.

          (f) Neither the Company nor the Guarantor will, from the date of any Terms Agreement with such Agent or other agreement by such Agent to purchase Notes as principal and continuing to and including the later of (i) the termination of the trading restrictions for the Notes purchased thereunder, as notified to the Company and the Guarantor by such Agent and (ii) the related Settlement Date, offer, sell, contract to sell, issue, grant any option for the sale of or otherwise dispose of any debt securities of either of the Company or the Guarantor which both mature 9 months or more after such Settlement Date and are substantially similar to the Notes, without the prior written consent of such Agent.

          (g) The Company and the Guarantor will promptly notify the Agents in writing of any downgrading or of its receipt of any notice of any intended or potential downgrading or of any review for possible change in the rating accorded any of the Company's or the Guarantor's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; provided, however, that if on the date of such downgrading or such review or receipt of such notice, any Agent shall have suspended solicitation of purchases of the Notes in its capacity as agent pursuant to a request from the Company or the Guarantor, and if such Agent shall not hold any Notes as principal purchased pursuant to a Terms Agreement, the Company and the Guarantor shall not be obligated to notify such Agent of such downgrading or such review or receipt of such notice until such time as the Company and the Guarantor shall determine that solicitation of purchases of the Notes should be resumed by such Agent or shall subsequently enter into a new Terms Agreement with such Agent.

          (h) The Company and the Guarantor will, whether or not any sale of Notes is consummated, pay all expenses incident to the performance of its obligations under this Agreement and any Terms Agreement, including: (i) the preparation and filing of the Registration Statement, the

Prospectus and any Permitted Free Writing Prospectus (as defined herein) and all amendments and supplements thereto, and any preliminary prospectus, (ii) the preparation, issuance and delivery of the Notes, (iii) the fees and disbursements of counsel and accountants of the Company and the Guarantor and of the Trustee and its counsel, (iv) the qualification of the Notes under securities or Blue Sky laws in accordance with the provisions of Section 3(e), including filing fees and the reasonable fees and disbursements of counsel for the Agents in connection therewith and in connection with the preparation of any Blue Sky Memoranda, (v) the printing and delivery to such Agent in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto, and of the Basic Prospectus and any amendments or supplements thereto,
(vi) the preparation, reproduction and delivery to such Agent of copies of the Indenture and any Blue Sky Memoranda, (vii) any fees charged by rating agencies for the rating of the Notes, (viii) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc. ("NASD"), (ix) the reasonable fees and disbursements of counsel for the Agents incurred in connection with the establishment of the program to which this Agreement relates and incurred from time to time in connection with the offering and sale of the Notes, (x) if applicable, the fees and expenses incurred in connection with any listing of Notes on a securities exchange and (xi) any out-of-pocket expenses incurred by such Agent with the approval of the Company.

          Notwithstanding the foregoing, any advertising relating to the offer or sale of any Notes or this Agreement undertaken by any Agent will be for the account of such Agent and will not be paid for or reimbursed by the Company or the Guarantor. Each of the Agents hereby agrees that no such advertising will be undertaken by it without the prior oral or written approval thereof by the Company.

          (i) The Company and the Guarantor will deliver to each Agent, without charge, as many copies of each preliminary prospectus as such Agent may reasonably request, and the Company and the Guarantor hereby consent to the use of such copies for purposes permitted by the Securities Act. The Company and the Guarantor will furnish to each Agent, without charge, such number of copies of the Prospectus (as amended or supplemented) as such Agent may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Agents will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (j) Unless otherwise notified by the applicable Agents, the Company and the Guarantor will prepare a final term sheet (the "Final Term Sheet") reflecting the final terms of an offering of Notes, in form and substance satisfactory to the applicable Agents, and shall file such Final Term Sheet as an "issuer free writing prospectus" pursuant to Rule 433 prior to the close of business within two days following the later of the date such final terms are established and the date of first use.

          (k) The Company and the Guarantor will prepare, with respect to any Notes to be sold to or through one or more Agents pursuant to this Agreement, a Pricing Supplement with respect to such Notes in a form previously approved by the Agents. The Company and the Guarantor will deliver such Pricing Supplement no later than 11:00 a.m., New York City time, on the business day following the date of the Company's acceptance of the offer for the purchase of such Notes and will file such Pricing Supplement with the Commission pursuant to Rule 424(b) under the Securities Act within the time period required by the applicable subsection of such Rule after the date on which such Pricing Supplement is first used. The Guarantor shall pay the required Commission filing fees relating to the Notes within the time required by Rule 456(b)(1)(i) under the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Securities Act (including, if applicable, by updating the "Calculation of Registration Fee" table in accordance with

Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).

          (l) Each of the Company and the Guarantor represents and agrees that, unless it obtains the prior consent of the Agents, and each Agent represents and agrees that, unless it obtains the prior consent of the Company and the Guarantor, it has not made and will not make any offer relating to the Notes that would constitute an "issuer free writing prospectus," as defined in Rule 433, or that would otherwise constitute a "free writing prospectus," as defined in Rule 405, required to be filed with the Commission; provided, however, that prior to the preparation of any Final Term Sheet in accordance with Section 3(j), the Agents are authorized to use the information with respect to the final terms of the applicable Notes in communications conveying information relating to the applicable offering of Notes to investors. Any such free writing prospectus consented to by the Company, the Guarantor and the Agents is hereinafter referred to as a "Permitted Free Writing Prospectus." Each of the Company and the Guarantor represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an "issuer free writing prospectus," as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. Any Permitted Free Writing Prospectus shall be considered to be an Issuer General Use Free Writing Prospectus unless otherwise agreed to by the Company, the Guarantor and the Agents.

          4. Conditions of the Obligations of the Agents. The obligations of each Agent to solicit offers to purchase Notes as agent of the Company, the obligations of each Agent to purchase Notes pursuant to any Terms Agreement or otherwise and the obligations of any other purchaser to purchase Notes will be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantor herein, the accuracy of the statements of officers of the Company and the Guarantor made in each certificate furnished pursuant to the provisions hereof prior to or concurrently with any such solicitation or purchase, the performance and observance by the Company and the Guarantor of all covenants and agreements herein contained on its part to be performed and observed, in each case, at the time of such solicitation or purchase and to the following additional conditions precedent:

          (a) With respect to the obligation of each Agent to solicit offers to purchase Notes, on or after the date hereof, or on or after the date of execution of any Terms Agreement obligating such Agent to purchase Notes, or on or after the date of acceptance by the Company of an offer to purchase Notes, as applicable, there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading, of a review indicating possible negative implications or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the securities of the Company, the Guarantor or Textron by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

          (b) With respect to the obligation of each Agent to solicit offers to purchase Notes, on or after the date hereof, or on or after the date of execution of any Terms Agreement obligating such Agent to purchase Notes, or on or after the date of acceptance by the Company of an offer to purchase Notes, as applicable, there shall not have occurred any of the following: (i) any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or prospects or operations of the Company and its subsidiaries, taken as a whole, or of the Guarantor and its subsidiaries, taken as a whole, except as set forth in or contemplated by each of the Prospectus and the General Disclosure Package or as set forth in or contemplated by the Guarantor's most recent annual report on Form 10-K, as supplemented by any current reports on Form 8-K and/or the Guarantor's most recent quarterly report on Form 10-Q, filed pursuant to the Exchange Act (excluding, for purposes of this paragraph, any amendments or supplements filed after the date of any such Terms Agreement), (ii) any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or prospects, or operations of Textron and its subsidiaries, taken as a whole, except as set forth in or contemplated by its most recent annual report on Form 10-K, as supplemented by any current reports on Form 8-K and/or its most recent quarterly report on Form 10-Q, filed pursuant to the Exchange Act (excluding, for purposes of this paragraph, any amendments or supplements filed after the date of any such Terms Agreement), (iii) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade or a material disruption has occurred in securities settlement or clearance services in the United States,
(iv) trading of any securities of the Company or the Guarantor shall have been suspended on any exchange or in any over-the-counter market, (v) a general moratorium on commercial banking activities shall have been declared by either Federal or New York State authorities or a material disruption in commercial banking activity has occurred, (vi) any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the reasonable judgment of the Agents, is material and adverse, or (vii) there shall have come to the attention of such Agent that the General Disclosure Package, at the Applicable Time, or the Prospectus, at the time it was required to be delivered to a purchaser of such Notes, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the Applicable Time or at the time of such delivery, as the case may be, not misleading and, in the case of any of the events specified in clauses (b) (i) through (vii), such event, in the reasonable judgment of the Agents, makes it impracticable or inadvisable to proceed with the solicitation of offers to purchase Notes or the purchase of Notes from the Company as principal pursuant to the applicable Terms Agreement or otherwise.

          (c) On the Commencement Date and, if called for by any agreement by such Agent to purchase Notes as principal, on the corresponding Settlement Date, such Agent shall have received the following:

               (i) The opinion, dated as of such date, of Edwards Angell Palmer & Dodge LLP, counsel for the Company and the Guarantor, substantially to the effect that:

                    (A) the Indenture has been duly authorized, executed and
               delivered by the Guarantor and (assuming that the Indenture has been duly authorized by the Company) is a valid and binding agreement of the Company and the Guarantor enforceable against the Company and the Guarantor in accordance with its terms (except as (1) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (2) the availability of equitable remedies may be limited by equitable principles of general applicability and except further as enforceability thereof may be limited by (x) requirements that a claim with respect to any Notes denominated other than in U.S. dollars (or a foreign currency or currency unit judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (y) governmental authority to limit, delay or prohibit the making of payments outside the United States) and the Indenture has been duly qualified under the Trust Indenture Act;

                    (B) assuming that the Notes have been duly authorized by the
               Company for offer, sale, issuance and delivery pursuant to this Agreement, the Notes, when executed and authenticated in accordance with the provisions of the Indenture and sold to any purchaser through any Agent as agent or to any Agent as principal pursuant to any Terms Agreement, the Notes will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and will be entitled to the benefits of the Indenture, except as (1) enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (2) the availability of equitable remedies may be limited by equitable principles of general applicability and except further as enforceability thereof may be limited by (x) requirements that a claim with respect to any Notes denominated other than in U.S. dollars (or a foreign currency or currency unit judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (y) governmental authority to limit, delay or prohibit the making of payments outside the United States;

                    (C) the Guarantee has been duly authorized, executed and
               delivered by the Guarantor and is a valid and binding agreement of the Guarantor enforceable against the Guarantor in accordance with its terms except as (1) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (2) the availability of equitable remedies may be limited by equitable principles of general applicability and except further as enforceability thereof may be limited by (x) requirements that a claim with respect to the Guarantee of any Notes denominated other than in U.S. dollars (or a foreign currency or currency unit judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (y) governmental authority to limit, delay or prohibit the making of payments outside the United States;

                    (D) the execution and delivery of, and the performance by
               the Guarantor of its obligations under, this Agreement have been duly authorized by the Guarantor and this Agreement has been duly executed and delivered by the Guarantor;

                    (E) the execution and delivery of this Agreement, the
               Indenture, the Notes, the Guarantee and, if this opinion is required by any agreement by an Agent to purchase Notes as principal, any applicable Terms Agreement by the Company and the Guarantor and the consummation by each of the Company and the Guarantor of its obligations herein and therein do not contravene any provision of applicable law of the State of New York (except as rights to indemnity and contribution under this Agreement may be limited by applicable law, regulation or public policy) or the Certificate of Incorporation or By-Laws of the Guarantor;

                    (F) neither the Company nor the Guarantor is and,
               immediately after giving effect to the offering and sale of the Notes, will be an "investment company" within the meaning of the Investment Company Act;

                    (G) the statements in the [if this opinion is required by
               any agreement by an Agent to purchase Notes as principal - General Disclosure Package and the] Prospectus under the heading "Description of the Notes" and "Plan of Distribution", insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, have been reviewed by such counsel and are correct in all material respects; and

                    (H) such counsel is of the opinion that the Registration
               Statement and Prospectus, as amended or supplemented, if applicable, as of their respective effective or issue dates (including without limitation each deemed effective date with respect to the Agents pursuant to Rule 430B(f)(2) under the Securities Act), except as to financial statements contained therein or omitted therefrom and the notes thereto and the schedules and other financial data included therein, and except for documents incorporated by reference therein, as to which such counsel need not express any opinion, complied as to form in all material respects with the Securities Act and the rules and regulations thereunder.

               (ii) The General Counsel or any Assistant General Counsel of the Guarantor shall have furnished to the Agents a written opinion, dated as of such date, substantially to the effect that:

                    (A) the Guarantor is a corporation duly organized and
               validly existing in good standing under the laws of the State of Delaware and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement [if this opinion is required by any agreement by an Agent to purchase Notes as principal - , General Disclosure Package] and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Guarantor and its subsidiaries taken as a whole;

                    (B) each Guarantor Significant Subsidiary is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement[,] [if this opinion is required by any agreement by an Agent to purchase Notes as principal - the General Disclosure Package] and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Guarantor and its subsidiaries taken as a whole;

                    (C) all of the issued and outstanding capital stock of each
               Guarantor Significant Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable, and the Guarantor owns of record, directly or indirectly, all of the outstanding shares of common stock of the Company and each of the Guarantor Significant Subsidiaries free and clear of any lien, adverse claim, security interest, equity or other encumbrance;

                    (D) the execution and delivery of this Agreement, the
               Indenture, the Guarantees and, if this opinion is required by any agreement by an Agent to purchase Notes as principal, any applicable Terms Agreement by the Guarantor and the performance by the Guarantor of its obligations herein and therein do not contravene any provision of applicable law (except as rights to indemnity and contribution under this Agreement may be limited by applicable law, regulation or public policy) or, to such counsel's knowledge after due inquiry, any other agreement or instrument binding upon the Guarantor or any of the Guarantor Significant Subsidiaries or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Guarantor or any Guarantor Significant Subsidiary, except such contraventions as would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, properties, net worth or results of operations of the Guarantor and its subsidiaries taken as a whole, and no consent, approval or authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Guarantor of its obligations under this Agreement, the Indenture or the Guarantee, and the consummation of the transactions contemplated thereby, except such as are required pursuant to state securities or Blue Sky Laws;

                    (E) the statements included under the caption "Legal
               Proceedings" in the Guarantor's annual report on Form 10-K, as supplemented by any current reports on Form 8-K and/or its most recent quarterly report on Form 10-Q, filed pursuant to the Exchange Act, insofar as they describe statements of law or legal conclusions are accurate and fairly present the information required to be shown; and

                    (F) such counsel (1) is of the opinion that each document
               filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except as to financial statements contained therein or omitted therefrom and the notes thereto and the schedules and other financial data included therein, as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with such act and the rules and regulations thereunder, (2) if this opinion is required by any agreement by an Agent to purchase Notes as principal, is of the opinion that any required filing of each Issuer Free Writing Prospectus pursuant to Rule 433 has been made in the manner and within the time period required by Rule 433(d), (3) has no reason to believe that (except for the financial statements contained therein or omitted therefrom and the notes thereto and the schedules and other financial data included therein, as to which such counsel need not express any belief) any part of the Registration Statement (including the documents incorporated by reference therein), filed with the Commission pursuant to the Securities Act, when such part became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (4) is of the opinion that the Registration Statement and Prospectus, as amended or supplemented, if applicable (except as to financial statements contained therein or omitted therefrom and the notes thereto and the schedules and other financial data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the Trust Indenture Act and the rules and regulations thereunder, (5) has no reason to believe, and nothing has come to such counsel's attention that causes such counsel to believe, that (except for the financial statements contained therein or omitted therefrom and the notes thereto and the schedules and other financial data included therein, as to which such counsel need not express any belief) the Registration Statement, when it became effective (including at each deemed effective date with respect to the Agents pursuant to Rule 430B(f)(2) under the Securities Act), the Prospectus as of its date and the Prospectus, as amended or supplemented, if applicable, through the Closing Date contained or contains any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (6) if this opinion is required by any agreement by an Agent to purchase Notes as principal, has no reason to believe that the General Disclosure Package (except for the financial statements contained therein or omitted therefrom and the notes thereto and the schedules and other financial data included therein, as to which such counsel need not express any belief), as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such counsel may state that such counsel's opinion and belief is based upon such counsel's participation in the preparation of the Registration Statement and the Prospectus and any amendment and supplements thereto (including the documents incorporated by reference therein) and review and discussion of the contents thereof (including the documents incorporated by reference therein), but is without independent check or verification except as specified.

               (iii) The opinion, dated as of such date, of Stewart McKelvey, Canadian Counsel to the Company, substantially to the effect that:

                    (A) the Company is an unlimited liability company duly
               organized and validly existing in good standing under the laws of the Province of Nova Scotia and has the corporate power and authority to own, lease and operate its properties and to conduct its business, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except, in each case, where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole;

                    (B) the execution and delivery of this Agreement, the
               Indenture and, if this opinion is required by any agreement by an Agent to purchase Notes as principal, any applicable Terms Agreement by the Company and the performance by the Company of its obligations herein and therein do not contravene any provision of applicable Nova Scotia law or the federal laws of Canada applicable therein, to such counsel's knowledge after due inquiry, any other agreement or instrument binding upon the Company or any judgment, order or decree of any Canadian governmental body, agency or court having jurisdiction over the Company, except such contraventions as would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole, and no consent, approval or authorization or order of, or qualification with, any Canadian governmental body or agency is required for the performance by the Company of its obligations under this Agreement or the Indenture, and the consummation of the transactions contemplated thereby;

                    (C) the Indenture has been duly authorized, executed and
               delivered by the Company;

                    (D) the Notes have been duly authorized by the Company for offer, sale, issuance and delivery pursuant to this Agreement;

                    (E) the execution and delivery of, and the performance by
               the Company of its obligations under, this Agreement have been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company;

                    (F) the execution and delivery of this Agreement, the
               Indenture, the Notes, and, if this opinion is required by any agreement by an Agent to purchase Notes as principal, any applicable Terms Agreement by the Company and the consummation by the Company of its obligations herein and therein do not contravene any provision of applicable law of Nova Scotia or the federal laws of Canada applicable therein or the Memorandum and Articles of Association or By-Laws of the Company;

                    (G) Pursuant to this Agreement, and to the extent that the laws of the Province of Nova Scotia are relevant, the Company has legally, validly, effectively and irrevocably submitted to the jurisdiction of the United States Federal and New York State courts sitting in the Borough of Manhattan in The City of New York, State of New York, and has legally, validly and effectively appointed Corporation Service Company as the authorized agent of the Company for the purposes described in Section 12 of this Agreement assuming this to be the case as a matter of the applicable United States Federal and New York State laws;

                    (H) The choice of the laws of the State of New York, United
               States of America as the governing law of this Agreement is a valid and effective choice of law and in an action brought before a court of competent jurisdiction in the Province of Nova Scotia, the laws of the State of New York would, to the extent specifically pleaded and proved as a fact by expert evidence, be recognized and applied by such court to all issues concerning the formal and essential validity of this Agreement and the interpretation thereof; and

                    (I) The courts of the Province of Nova Scotia will recognize and enforce a foreign judgment of a court of competent jurisdiction, based on the principle that a judgment of a competent foreign court imposes upon the judgment debtor an obligation to pay the sum for which judgment has been given provided such judgment is final, for a liquidated sum, and was not obtained in a manner and is not of a kind the enforcement of which is contrary to the public policy of the Province of Nova Scotia. For the purposes of enforcement of a judgment granted against the Company in respect of this Agreement, a court in the Province of Nova Scotia would recognize the jurisdiction of the applicable federal or state court to the jurisdiction of which the Company has submitted rendering such judgment if service of process on the Company is effected pursuant to and in accordance with the provisions of this Agreement.

               (iv) The opinion, dated as of such date, of in-house counsel to Textron, substantially to the effect that:

                    (A) Textron has been duly incorporated and is validly
               existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of property requires such qualification and where the failure to be qualified or in good standing would have a material adverse effect upon its operations or financial condition;

                    (B) the Support Agreement has been duly authorized, executed and delivered by Textron and is a valid and binding agreement of Textron enforceable against Textron in accordance with its terms by the parties thereto and by any creditor of the Guarantor which lends funds to the Guarantor or in respect of which the Guarantor has a contingent liability (each, a "Third-Party Beneficiary"), including holders of the Notes issued by the Company pursuant to this Agreement in respect of the related Guarantee (but with respect to any Third-Party Beneficiary only to the extent to which the Guarantor is indebted to such Third-Party Beneficiary for money borrowed), except as: (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability; and

                    (C) the execution, delivery and performance by Textron of
               the Support Agreement does not contravene any provisions of currently applicable law, any current provision of the Certificate of Incorporation or By-Laws of Textron, each as of the date of such opinion, or, to the best of such counsel's knowledge, any current agreement or other instrument currently binding upon Textron, and no consent, approval or authorization of any governmental body is required in connection with the performance of the Support Agreement.

               (v) The opinion of Sidley Austin LLP, counsel for the Agents, with respect to the incorporation of the Guarantor, the enforceability of the Notes, the validity and enforceability of the Guarantees, the Registration Statement, the Prospectus and such other related matters as the Agents may reasonably require, and the Company and the

          Guarantor shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (d) The Representatives shall have received certificates, dated the Commencement Date and, if called for by any agreement by such Agent to purchase Notes as principal, on the corresponding Settlement Date, of an executive officer of the Company in which such officer, on behalf of the Company and to his/her knowledge, shall state that (i) no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for such purpose are pending or threatened by the Commission and that, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change in the condition, financial or otherwise, earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as set forth in or contemplated by the Prospectus and, if this certificate is required by any agreement by an Agent to purchase Notes as principal, the General Disclosure Package, and (ii) the representations and warranties of the Company contained in this Agreement are true and correct as of such date.

          (e) The Representatives shall have received certificates, dated the Commencement Date and, if called for by any agreement by such Agent to purchase Notes as principal, on the corresponding Settlement Date, of an executive officer of the Guarantor in which such officer, on behalf of the Guarantor and to his/her knowledge, shall state that (i) no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for such purpose are pending or threatened by the Commission and that, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change in the condition, financial or otherwise, earnings, business or operations of the Guarantor and its subsidiaries, taken as a whole, except as set forth in or contemplated by the Prospectus and the General Disclosure Package and (ii) the representations and warranties of the Guarantor contained in this Agreement are true and correct as of such date.

          (f) On the Commencement Date and, if called for by any agreement by such Agent to purchase Notes as principal, on the corresponding Settlement Date, Ernst & Young LLP shall have furnished to such Agent a letter or letters from Ernst & Young LLP or another nationally recognized firm of independent public accountants reasonably satisfactory to the Agents, dated as of the Commencement Date or such Settlement Date, as the case may be, in form and substance satisfactory to such Agent containing statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus, as amended or supplemented, and the General Disclosure Package.

          (g) The Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act and no proceedings for that purpose shall have been instituted or shall be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Agents.

          (h) On the date hereof, counsel to the Agents shall have been furnished with such documents and opinions as such counsel may require for the purpose of enabling such counsel to pass upon the issuance and sale of the Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Guarantor in connection with the issuance and sale of the Notes and the Guarantee as herein contemplated shall be satisfactory in form and substance to the Agents and counsel to such Agents.

          If any condition specified in this Section shall not have been fulfilled as of the relevant date required, this Agreement and any Terms Agreement may be terminated as to any Agent by notice by such Agent to the Company at any time with respect to this Agreement and at or prior to the applicable Settlement Date with respect to Notes purchased by an Agent pursuant to a Terms Agreement, and any such termination shall be without liability of any party to any other party, except that the provisions of Section 3(c) (except that the Guarantor shall no longer be required to comply with the provisions of
Section 3(c) after it has made generally available to its security holders an earnings statement (which need not be audited) covering a twelve-month period beginning after the date of the last sale of Notes hereunder which satisfies the provisions of Rule 158 of the Rules and Regulations), the provisions of Section 3(h), the indemnity and contribution agreements set forth in Section 6, and the provisions of Sections 2(e), 8 and 12 shall remain in effect.

          5. Additional Agreements of the Company and the Guarantor. Each of the Company and the Guarantor covenants and agrees that:

          (a) Each acceptance by the Company of an offer for the purchase of Notes, and each sale of Notes to any Agent pursuant to a Terms Agreement, shall be deemed to be an affirmation by each of the Company and the Guarantor that the representations and warranties of the Company and the Guarantor contained in this Agreement and in the most recent certificate theretofore delivered to the Agents pursuant to Sections 4(d) and 4(e) or 5(b), as the case may be, are true and correct at the Applicable Time and at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or his agent, or to the Agents, of the Note or Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and the Prospectus as amended and supplemented, including by means of an Issuer Free Writing Prospectus, to each such time).

          (b) Each time that the Registration Statement or Prospectus is amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates, redemption provisions, offering price, principal amount, amortization schedules or maturities offered on the Notes or for a change deemed immaterial in the reasonable opinion of each Agent or other than by an amendment or supplement relating solely to securities other than the Notes or solely establishing the terms of particular Notes to be sold pursuant hereto), the Company and the Guarantor shall each deliver or cause to be delivered forthwith to each Agent a certificate signed by an executive officer of the Company or the Guarantor, as the case may be, dated the date of such amendment or supplement, as the case may be, in form reasonably satisfactory to such Agent, of the same tenor as the certificate referred to in Sections 4(d) and 4(e) modified as necessary to relate to the Registration Statement or the Prospectus as amended and supplemented to the time of delivery of such certificate; provided, however, that neither the Company nor the Guarantor shall be required to furnish any certificates to any Agent pursuant to this paragraph at a time when such Agent shall have suspended solicitation of purchases of Notes in its capacity as agent pursuant to instructions of the Company and the Guarantor.

          (c) Each time that the Company and the Guarantor furnish certificates pursuant to Section 5(b), the Company and the Guarantor shall furnish or cause to be furnished forthwith to each Agent the written opinions of in-house counsel for the Company, the Guarantor and Textron. Any such opinion shall be dated the date of such amendment or supplement, as the case may be, and, in each case, shall be in a form satisfactory to such Agent and shall be of the same tenor as the opinions referred to in Section 4(c), but modified to relate to the Registration Statement or the Prospectus as amended and supplemented to the time of delivery of such opinions. In lieu of such opinions, counsel last furnishing such opinions to such Agent may furnish to such Agent letters to the effect that such Agent may rely on such last opinions to the same extent as though they were dated the date of such letters (except that statements in such last opinions will be deemed to relate to the Registration Statement or the Prospectus as amended and supplemented to the time of delivery of such letters); provided, however, that no such opinions need be furnished to any Agent pursuant to this paragraph at a time when such Agent shall have suspended solicitation of purchases of Notes in its capacity as agent pursuant to instructions of the Company and the Guarantor.

          (d) Each time that the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information or such amended or supplemental financial information is incorporated by reference in the Registration Statement or the Prospectus, the Company and the Guarantor shall cause Ernst & Young LLP, or any other nationally recognized firm of independent public accountants reasonably satisfactory to the Agents, forthwith to furnish each Agent with a letter, dated the date of such amendment or supplement, as the case may be, in form satisfactory to such Agent, of the same tenor as the letter referred to in Section 4(f), with regard to the amended or supplemental financial information included or incorporated by reference in the Registration Statement or the Prospectus as amended or supplemented to the date of such letter; provided, however, that if the Registration Statement or the Prospectus is amended or supplemented solely to include financial information as of and for a fiscal quarter, Ernst & Young LLP or such other firm may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement unless any other information included therein of an accounting or financial nature is such that, in the Agents' reasonable judgment, such letter should cover such other information; provided further, however, that neither the Company nor the Guarantor shall be required to cause Ernst & Young LLP or another firm of certified public accountants reasonably satisfactory to the Agents to furnish a letter to any Agent pursuant to this paragraph at a time when such Agent shall have suspended solicitation of purchases of Notes in its capacity as agent pursuant to instructions of the Company and the Guarantor.

          6. Indemnification and Contribution. (a) The Company and the Guarantor agree to jointly and severally indemnify and hold harmless each Agent and each person, if any, who controls such Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (if used within the period during which a prospectus is required by law to be delivered and as amended or supplemented if the Company or the Guarantor shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company and the Guarantor shall not be liable to any Agent under the indemnity agreement in this subsection (a) with respect to any such loss, claim, damage or liability of such Agent (i) that are caused by any such untrue statement or omission or alleged untrue statement or omission based on information furnished in writing to the Company and the Guarantor by any Agent expressly for use therein or (ii) where it shall have been determined by a court of competent jurisdiction by final judgment that (A) prior to the Applicable Time the Company and the Guarantor shall have notified such Agent that the General Disclosure Package contains an untrue statement of material fact or omits to state therein a material fact required to be stated therein in order to make the statements therein not misleading, (B) such untrue statement or omission of a material fact was corrected in an amended or supplemented General Disclosure Package and such corrected General Disclosure Package was provided to such Agent far enough in advance of the Applicable Time so that such corrected General Disclosure Package could have been delivered or otherwise conveyed to such person prior to the Applicable Time, (C) such corrected General Disclosure Package (excluding any document then incorporated or deemed incorporated therein by reference) was not delivered or otherwise conveyed to such person at or prior to the Applicable Time and (D) such loss, claim, damage or expense would not have occurred had the corrected General Disclosure Package (excluding any document then incorporated or deemed incorporated therein by reference) been delivered or otherwise conveyed to such person as provided for in (C).

          (b) Each Agent agrees severally and not jointly to indemnify and hold harmless the Company, the Guarantor, their respective directors, officers who sign the Registration Statement and any person controlling the Company or the Guarantor to the same extent as the foregoing indemnity from the Company and the Guarantor to each Agent, but only with reference to information furnished in writing by such Agent expressly for use in the Registration Statement, any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus.

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the indemnifying party and the person against whom such indemnity may be sought (the "indemnifying party") in writing. In case any such proceeding is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Agreement for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the foregoing, in any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Agents in the case of parties indemnified pursuant to the second preceding paragraph and by the Company and the Guarantor in the case of parties indemnified pursuant to the first preceding paragraph. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, which shall not be unreasonably withheld, but if settled with such consent or if final judgment is entered for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any proceeding in respect of which any indemnified party is a party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matters of such proceeding, and (ii) does not include a statement as to an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section is unavailable to an indemnified party under the first or second paragraphs hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and of each Agent participating in the offering of Notes that gave rise to such losses, claims, damages or liabilities (or actions in respect thereof) (a "Relevant Agent"), on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantor on the one hand and of the Relevant Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefit received by the Company and the Guarantor on the one hand and the Relevant Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Notes (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Relevant Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantor or the Relevant Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

          The Company and the Guarantor and the Agents agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Relevant Agent shall be required to contribute any amount in excess of the amount by which (x) the sum of (i) the total price at which the Notes, the purchase of which is the subject of the claim for contribution and which was solicited by such Relevant Agent, were sold by the Company and (ii) the total price at which the Notes, the purchase of which is the subject of the claim for contribution and which such Relevant Agent purchased as principal and distributed to the public, were offered to the public, exceeds (y) the amount of any damages which such Relevant Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents under this subsection (d) to contribute are several in proportion to the respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

          (e) The remedies provided for in this Section are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity. The indemnity and contribution agreements contained in this Section and the representations and warranties of the Company and the Guarantor in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by any Agent or on behalf of any Agent or any person controlling any Agent or by or on behalf of the Company and the Guarantor, their respective directors or officers or any person controlling the Company or the Guarantor and (iii) acceptance of and payment for any of the Notes.

          7. Termination. This Agreement may be terminated at any time either
(a) by the Company and the Guarantor as to any Agent or all of the Agents or (b) by any Agent, insofar as this Agreement relates to such Agent, in either case, upon the giving of 30 days' written notice of such termination to the other parties hereto. In the event of such termination with respect to any Agent, this Agreement shall remain in full force and effect with respect to any Agent as to which such termination has not occurred. The termination of this Agreement shall not require termination of any agreement by any Agent to purchase Notes as principal, and the termination of any such agreement shall not require termination of this Agreement. If this Agreement is terminated, the provisions of the third paragraph of Section 2(a), the last sentence of Section 2(g), the fourth and fifth sentences of Section 3(b), Section 3(c) (except that the Guarantor shall no longer be required to comply with the provisions of Section 3(c) after it has made generally available to its security holders an earnings statement (which need not be audited) covering a twelve-month period beginning after the date of the last sale of Notes hereunder which shall satisfy the provisions of Rule 158 of the Rules and Regulations), 3(h), 6, 8 and 12 shall survive; provided that if at the time of termination an offer to purchase Notes has been accepted by the Company but the time of delivery to the purchaser or its agent of such Notes has not occurred, the provisions of Sections 2(c) and 3 shall also survive. If any Terms Agreement is terminated, the provisions of Sections 3(c) (except that the Guarantor shall no longer be required to comply with the provisions of Section 3(c) after it has made generally available to its security holders an earning statement (which need not be audited) covering a twelve-month period beginning after the date of the last sale of Notes hereunder which shall satisfy the provisions of Rule 158 of the Rules and Regulations), 3(h), 6, 8 and 12 and the fourth and fifth sentences of Section 3(b) (which shall have been incorporated by reference in such Terms Agreement) shall survive.

          8. Representations and Indemnities to Survive. The respective indemnity and contribution agreements, representations, warranties and other statements of the Company and the Guarantor, their respective officers and each Agent set forth in or made pursuant to this Agreement or any agreement by such Agent to purchase Notes as principal will remain in full force and effect, regardless of any termination of this Agreement, any investigation made by or on behalf of such Agent or the Company and the Guarantor or any of the officers, directors or controlling persons referred to in Section 6 and delivery of and payment for the Notes.

          9. Notices. All communications hereunder will be in writing and shall be deemed to have been duly given if hand delivered, sent by first-class mail (postage prepaid) or transmitted by facsimile (confirmed in writing by hand delivery or first-class mail sent on the date of such facsimile communication) as follows:

if to an Agent, to it at its address set forth on Schedule 1 hereto and if to the Company and the Guarantor, to:

          Textron Financial Corporation
          40 Westminster Street
          Providence, Rhode Island 02940-6687
          Attention: Treasurer

          Tel: (401) 621-4200
          Fax: (401) 621-5045

     with a copy to the Guarantor's General Counsel at:

          40 Westminster Street
          Providence, Rhode Island 02940-6687
          Attention: General Counsel
          Tel: (401) 621-4200
          Fax: (401) 621-5040

     and to:

          Edwards Angell Palmer & Dodge LLP
          2800 BankBoston Plaza
          Providence, Rhode Island 02903
          Attention: Laura N. Wilkinson, Esq.
          Tel: (401) 276-6607
          Fax: (401) 276-6611

          10. Successors. This Agreement and any Terms Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in
Section 6 and their heirs and legal representatives and the purchasers of Notes (to the extent expressly provided herein), and no other person will have any right or obligation hereunder. No purchaser of Notes, except as provided herein, shall be deemed to be a successor by reason merely of such purchase.

          11. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          12. Consent to Jurisdiction; Miscellaneous. To the extent the parties may do so by applicable law, each of the parties hereto hereby expressly and irrevocably submits to the non-exclusive jurisdiction of any competent court in the place of its domicile and any United States Federal or New York State court sitting in the Borough of Manhattan in The City of New York in any action, suit or proceeding arising out of or relating to this Agreement or the applicable Terms Agreement or the transactions contemplated hereby or thereby to the extent that such court has subject matter jurisdiction over the controversy, and expressly and irrevocably waives, to the extent permitted under applicable law, any immunity from the jurisdiction thereof and any claim or defense in such action, suit or proceeding based on a claim of improper venue, forum non conveniens or any similar basis to which it might otherwise be entitled in any such action, suit or proceeding. Each of the Company and the Guarantor irrevocably appoints Corporation Service Company, 80 State Street, Albany, New York 12207, as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such action, suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company or the Guarantor by the person serving the same to the address provided in Section 9, shall be deemed in every respect effective service of process upon the Company or the Guarantor, as the case may be, in any such action, suit or proceeding. Each of the Company and the Guarantor further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

          13. Waiver of Immunities. To the extent that the Company or the Guarantor or any of their respective properties, assets or revenues may have or may hereafter become entitled to, or have attributed to them, any right of immunity, on the grounds of sovereignty, from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, or from attachment in aid of execution of judgment, or from execution of judgment, other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to their obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or any additional agreement, each of the Company and the Guarantor hereby irrevocably and unconditionally, to the extent permitted by applicable law, waives and agrees not to plead or claim any such immunity and consents to such relief and enforcement.

          14. Judgment Currency. The Company and the Guarantor jointly and severally agree to indemnify each Agent against any loss incurred by such Agent as a result of any judgment or order being given or made for any amount due hereunder and such judgment or order being expressed and paid in a currency (the "Judgment Currency") other than United States dollars and as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the Judgment Currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such Agent is able to purchase United States dollars with the amount of the Judgment Currency actually received by such Agent. The foregoing indemnity shall constitute a separate and independent obligation of each of the Company and the Guarantor and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

          15. APPLICABLE LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

          16. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

          17. No Advisory or Fiduciary Relationship. Each of the Company and the Guarantor acknowledges and agrees that (i) the purchase and sale of the Notes pursuant to this Agreement, including the determination of the public offering price of the Notes and any related discounts and commissions, are arm's-length commercial transactions between the Company and the Guarantor, on the one hand, and the Agents, on the other hand, (ii) in connection with the offerings contemplated hereby and the process leading to such transaction each Agent is and has been acting solely as a principal and is not the agent (except to the extent expressly set forth herein) or fiduciary of the Company or the Guarantor or the Guarantor's stockholders or the Company's or the Guarantor's creditors, employees or any other party, (iii) no Agent has assumed or will assume an advisory or fiduciary responsibility in favor of the Company or the Guarantor with respect to the offerings contemplated hereby or the process leading thereto (irrespective of whether such Agent has advised or is currently advising the Company or the Guarantor on other matters) and no Agent has any obligation to the Company or the Guarantor with respect to any offering contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Agents and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Guarantor,
(v) no Agent has provided any legal, accounting, regulatory or tax advice with respect to the offerings contemplated hereby and each of the Company and the Guarantor has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate and (vi) it will not claim that the Agents, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or the Guarantor, in connection with the purchase or sale of the Notes or the process leading thereto.

          18. Representation of Mitsubishi UFJ Securities International plc. Mitsubishi UFJ Securities International plc represents that it is not a broker-dealer registered with the Commission, and, therefore, shall not make sales of any Notes in the United States or to United States persons except in compliance with applicable U.S. laws and regulations, including the rules of the NASD. For purposes of this Section 18, the term "United States" has the meaning ascribed to that term in Regulation S under the Securities Act.

                            [SIGNATURE PAGES FOLLOW]

          If the foregoing is in accordance with the understanding of the Agents of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and the acceptance of the Agents shall represent a binding agreement among the Company, the Guarantor and such Agent.

                                        Very truly yours,

                                        TEXTRON FINANCIAL CANADA FUNDING CORP.,
                                        as issuer of the Notes


                                        By:
                                            ------------------------------------
                                        Name: Christopher P. Sharp
                                        Title: President


                                        TEXTRON FINANCIAL CORPORATION,
                                        as Guarantor


                                        By:
                                            ------------------------------------
                                        Name: Brian Lynn
                                        Title: Senior Vice President and
                                               Treasurer

                   [SIGNATURE PAGE TO DISTRIBUTION AGREEMENT]

The foregoing Agreement
is hereby confirmed
and accepted as of the
date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


BANC OF AMERICA SECURITIES LLC


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


BARCLAYS CAPITAL INC.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


BNP PARIBAS SECURITIES CORP.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


CITIGROUP GLOBAL MARKETS, INC.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                   [SIGNATURE PAGE TO DISTRIBUTION AGREEMENT]

CREDIT SUISSE SECURITIES (USA) LLC


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


DEUTSCHE BANK SECURITIES INC.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


GOLDMAN, SACHS & CO.


-------------------------------------
(Goldman, Sachs & Co.)


HSBC SECURITIES (USA) INC.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


J.P. MORGAN SECURITIES INC.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                   [SIGNATURE PAGE TO DISTRIBUTION AGREEMENT]

MITSUBISHI UFJ SECURITIES INTERNATIONAL PLC


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


MORGAN STANLEY & CO. INCORPORATED


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


UBS SECURITIES LLC


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


WACHOVIA CAPITAL MARKETS, LLC


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                   [SIGNATURE PAGE TO DISTRIBUTION AGREEMENT]

                                   Schedule 1

Name                                     Address for Notices
----                                     -------------------
Merrill Lynch, Pierce,
   Fenner & Smith Incorporated           Merrill Lynch & Co.
                                         4 World Financial Center
                                         New York, NY 10080
                                         Attention: MTN Product Management
                                         Tel: (212) 449-7476
                                         Fax: (212) 449-2234

Banc of America Securities LLC           Banc of America Securities LLC
                                         9 West 57TH Street
                                         NY1-301-02-01
                                         New York, NY 10019
                                         Attention: MTN Desk
                                         Tel: (212) 933-3433
                                         Fax: (212) 847-5116

                                         With copy to:

                                         Banc of America Securities LLC
                                         40 West 57TH Street
                                         NY1-040-27-01
                                         New York, New York 10019
                                         Attention: High Grade Capital Markets
                                         Transaction Management
                                         Tel: 646-313-8798
                                         Fax: 212-901-7881



Barclays Capital Inc.                    Barclays Capital Inc.
                                         200 Park Avenue
                                         New York, NY 10166
                                         Attn: MTN Trading
                                         Fax: (212) 412-7305

BNP Paribas Securities Corp.             BNP Paribas Securities Corp.
                                         787 Seventh Avenue
                                         New York, NY 10019
                                         Attn: Debt Capital Markets
                                         Tel: (212) 841-3440
                                         Fax: (212) 841-3158

Citigroup Global Markets Inc.            Transaction Execution Group
                                         388 Greenwich Street, 34th Fl.
                                         New York, NY 10013
                                         Tel: (212) 816-1135
                                         Fax: (646) 291-5209

Credit Suisse Securities (USA) LLC       Credit Suisse Securities (USA) LLC
                                         11 Madison Avenue
                                         New York, New York 10010
                                         Attn: Short and Medium-Term Finance
                                         Tel: (212) 325-7198
                                         Fax: (212) 743-5825

Deutsche Bank Securities Inc.            David Greenbaum
                                         Debt Capital Markets
                                         Deutsche Bank Securities Inc.
                                         Tel: (212) 250-8587

                                              Fax: (646) 736-5708

Goldman, Sachs & Co.                          Goldman, Sachs & Co.
                                              Attention: Registration Department
                                              One New York Plaza
                                              42nd floor
                                              New York, NY 10004

HSBC Securities (USA) Inc.                    Transaction Execution Group
                                              HSBC Securities (USA) Inc.
                                              452 Fifth Avenue, 3rd Floor
                                              New York, NY 10018
                                              Tel: (212) 525-3456
                                              Fax: (646) 366-3338

J.P. Morgan Securities Inc.                   J.P. Morgan Securities Inc.
                                              270 Park Avenue, 9th Floor
                                              New York, NY 10017
                                              Attn: Transaction Execution Group
                                              Tel: (212) 834-5710
                                              Fax: (212) 834-6702

Mitsubishi UFJ Securities International plc   Mitsubishi UFJ Securities International plc
                                              Attn: Legal Department
                                              6 Broadgate
                                              London EC2M 2AA
                                              United Kingdom
                                              Tel: +44-207-577-2801
                                              Fax: +44-207-577-2872

Morgan Stanley & Co. Incorporated             Morgan Stanley & Co. Incorporated
                                              1585 Broadway
                                              4th Floor
                                              New York, NY 10036
                                              Attn: Manager - Continuously Offered Products
                                              Tel: (212) 761-2825
                                              Fax: (212) 507-2409

                                              With a copy to:
                                              Morgan Stanley & Co. Incorporated
                                              1585 Broadway
                                              29th Floor
                                              New York, NY 10036
                                              Attn: Investment Banking Information Center
                                              Tel: (212) 761-7830
                                              Fax: (212) 507-2705

UBS Securities LLC                            Christopher Forshner
                                              Director

                                              UBS Securities LLC
                                              677 Washington Boulevard
                                              Stamford, CT 06901
                                              Tel: (203) 719-8244
                                              Fax: (203) 719-7139

Wachovia Capital Markets, LLC                 Jim Stenson
                                              Managing Director
                                              301 South College Street NC0602
                                              Charlotte, NC 28288
                                              Tel: (704) 715-8305
                                              Fax: (704) 383-9165



                                                                       EXHIBIT A

                     TEXTRON FINANCIAL CANADA FUNDING CORP.

                         Medium-Term Notes, Series F-CAD

                      Fully and Unconditionally Guaranteed

                                       by

                          TEXTRON FINANCIAL CORPORATION

                                 Terms Agreement

Textron Financial Canada Funding Corp.
Textron Financial Corporation
40 Westminster Street
P.O. Box 6687
Providence, Rhode Island 02940-6687

Attention:

     Re: Distribution Agreement dated as of November 16, 2006
         (the "Distribution Agreement")

     The undersigned agrees to purchase your Medium-Term Notes, Series F-CAD (the "Notes"), having the following terms:

If Fixed Rate Notes: ___________

Principal Amount: ___________                 Interest Rate: ___________

Agent's Discount or Commission: ___________   Original Issue Date: ___________

Net Proceeds to Issuer: ___________           Stated Maturity Date: ___________

Interest Payment Dates:

     [ ]  March 15 and September 15

     [ ]  Other: ___________

Regular Record Dates
(if other than the last day of February and August): ___________

Redemption:

     [ ]  The Notes cannot be redeemed prior to the Stated Maturity Date.

     [ ]  The Notes can be redeemed prior to the Stated Maturity Date.

          Initial Redemption Date: ___________

          Initial Redemption Percentage: ___________%

          Annual Redemption Percentage Reduction: ___________% until Redemption Percentage is 100% of the Principal Amount.

Optional Repayment:

     [ ]  The Notes cannot be repaid prior to the Stated Maturity Date.

     [ ] The Notes can be repaid prior to the Stated Maturity Date at the option of the holder of the Notes.

          Optional Repayment Date(s): ___________

          Optional Repayment Price(s): ___________

Specified Currency (if other than U.S. dollars): ___________

Authorized Denomination (if other than $1,000 and integral multiples thereof):
___________

Exchange Rate Agent: ___________

Original Issue Discount: [ ] Yes [ ] No

          Issue Price: ___________%

               Total Amount of OID: ___________

               Yield to Maturity: ___________

               Initial Accrual Period OID: ___________

Agent:

     [ ]  Merrill Lynch, Pierce, Fenner & Smith Incorporated

     [ ]  Banc of America Securities LLC

     [ ]  Barclays Capital Inc.

     [ ]  BNP Paribas Securities Corp.

     [ ]  Citigroup Global Markets Inc.

     [ ]  Credit Suisse Securities (USA) LLC

     [ ]  Deutsche Bank Securities Inc.

     [ ]  Goldman, Sachs & Co.

     [ ]  HSBC Securities (USA) Inc.

     [ ]  J.P. Morgan Securities Inc.

     [ ]  Mitsubishi UFJ SecuritiesInternational plc

     [ ]  Morgan Stanley & Co. Incorporated

     [ ]  UBS Securities LLC

     [ ]  Other: ___________

Agent acting in the capacity as indicated below:

     [ ]  Agent [ ]  Principal

If as Principal:

     [ ] The Notes are being offered at varying prices related to prevailing market prices at the time of resale.

     [ ] The Notes are being offered at a fixed initial public offering price of ___________% of the Principal Amount.

If as Agent:

     The Notes are being offered at a fixed initial public offering price of ___________% of Principal Amount.

Other Provisions:

If Floating Rate Notes: ___________

Principal Amount: ___________                 Initial Interest Rate: ___________

Agent's Discount or Commission: ___________   Original Issue Date: ___________

Net Proceeds to Issuer: ___________           Stated Maturity Date: ___________

Interest Category

     [ ]  Regular Floating Rate Note

     [ ]  Floating Rate/Fixed Rate Note

               Fixed Rate Commencement Date: ___________

               Fixed Interest Rate: ___________%

     [ ]  Inverse Floating Rate Note

          [ ]  Fixed Interest Rate: ___________%

Interest Rate Basis or Bases:

     [ ]  CD Rate

     [ ]  CMT Rate

     [ ]  Commercial Paper Rate

     [ ]  Federal Funds Rate

     [ ]  LIBOR

     [ ]  Treasury Rate

     [ ]  Prime Rate

     [ ]  Other (see attached)

If LIBOR:

     [ ]  LIBOR Reuters Page:

     [ ]  LIBOR Telerate Page:

     LIBOR Currency: ___________

If CMT Rate:

     CMT Telerate Page:

          [ ]  Telerate Page 7051

          [ ]  Telerate Page 7052

               [ ]  Weekly Average

               [ ]  Monthly Average

Spread (+/-): ___________                   Maximum Interest Rate: ___________%

Spread Multiplier: ___________              Minimum Interest Rate: ___________%

Index Maturity: ___________

Initial Interest Reset Date: ___________

Interest Reset Dates: ___________

Interest Payment Dates: ___________

Interest Determination Dates: ___________

Regular Record Date(s): ___________

Calculation Agent (if other than SunTrust Bank): ___________

Day Count Convention:

     [ ]  Actual/360 for the period from ___________ to ___________

     [ ]  Actual/Actual for the period from ___________ to ___________

     [ ]  30/360 for the period from ___________ to ___________

Redemption:

     [ ]  The Notes cannot be redeemed prior to the Stated Maturity Date.

     [ ]  The Notes can be redeemed prior to Stated Maturity Date.

          Initial Redemption Date: ___________

          Initial Redemption Percentage: ___________%

     Annual Redemption Percentage Reduction: ___________% until Redemption Percentage is 100% of the Principal Amount.

Optional Repayment:

     [ ]  The Notes cannot be repaid prior to the Stated Maturity Date.

     [ ] The Notes can be repaid prior to the Stated Maturity Date at the option of the holder of the Notes.

          Optional Repayment Date(s): ___________

          Optional Repayment Price(s): ___________

Specified Currency (if other than U.S. dollars): ___________

Authorized Denomination (if other than $1,000 and integral multiples thereof):
___________

Exchange Rate Agent: ___________

Original Issue Discount: [ ] Yes [ ] No

     [ ]  Issue Price: ____________%

          Total Amount of OID: ___________

          Yield to Maturity: ___________%

          Initial Accrual Period OID: ___________

Agent:

     [ ]  Merrill Lynch, Pierce, Fenner & Smith Incorporated

     [ ]  Banc of America Securities LLC

     [ ]  Barclays Capital Inc.

     [ ]  BNP Paribas Securities Corp.

     [ ]  Citigroup Global Markets Inc.

     [ ]  Credit Suisse Securities (USA) LLC

     [ ]  Deutsche Bank Securities Inc.

     [ ]  Goldman, Sachs & Co.

     [ ]  HSBC Securities (USA) Inc.

     [ ]  J.P. Morgan Securities Inc.

     [ ]  Mitsubishi UFJ Securities International plc

     [ ]  Morgan Stanley & Co. Incorporated

     [ ]  UBS Securities LLC

     [ ]  Other: ___________

Agent acting in the capacity as indicated below:

     [ ]  Agent

     [ ]  Principal

If as Principal:

     [ ] The Notes are being offered at varying prices related to prevailing market prices at the time of resale.

     [ ] The Notes are being offered at a fixed initial public offering price of ___________% of the Principal Amount.

If as Agent:

     The Notes are being offered at a fixed initial public offering price of ___________% of the Principal Amount.

Other provisions:

     Terms are not completed for certain items above because such items are not applicable.

          Unless otherwise defined herein or in the Distribution Agreement, terms defined in the Indenture, the Notes or the Prospectus Supplement shall be used herein as therein defined. The provisions of Sections 1, 2(b), 2(c), 3, 4 and 6 through 13 of the Distribution Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

          The opinions referred to in Section 4(c) of the Distribution Agreement, the certificate referred to in Section 4(d) of the Distribution Agreement and the accountants' letter referred to in Section 4(e) of the Distribution Agreement will be required.

                            [SIGNATURE PAGE FOLLOWS]

                                        [NAME OF PURCHASER]


                                        By:
                                            ------------------------------------
                                            (Authorized Signatory)

Accepted as of the date written above:

TEXTRON FINANCIAL CANADA FUNDING CORP.,
as issuer of the Notes


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


TEXTRON FINANCIAL CORPORATION,
as Guarantor


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                                                       EXHIBIT B

                     TEXTRON FINANCIAL CANADA FUNDING CORP.

                         MEDIUM-TERM NOTES, SERIES F-CAD

                      FULLY AND UNCONDITIONALLY GUARANTEED

                                       BY

                          TEXTRON FINANCIAL CORPORATION

                            ADMINISTRATIVE PROCEDURES

          Explained below are the administrative procedures and specific terms of the offering of Medium-Term Notes, Series F-CAD on a continuous basis by Textron Financial Canada Funding Corp. (the "Company") pursuant to the Distribution Agreement, dated as of November 16, 2006 (the "Distribution Agreement") between the Company, the Guarantor and the persons listed on
Schedule 1 to the Distribution Agreement (collectively, the "Agents"). In the Distribution Agreement, each Agent has agreed to use its best efforts to solicit purchases of the Notes. An Agent, as principal, may purchase Notes for its own account and if requested by such Agent, the Company and the Agent will enter into a Terms Agreement, as contemplated by the Distribution Agreement.

          The Notes will be issued pursuant to the provisions of the Indenture, dated as of November 30, 2001 (the "Indenture"), among the Company, Textron Financial Corporation, as guarantor, and SunTrust Bank, as trustee (the "Trustee"). The Trustee will be the Registrar, Calculation Agent (if applicable) and Paying Agent for the Notes, and will perform the duties specified herein. Notes will bear interest at a fixed rate (the "Fixed Rate Notes") or at floating rates (the "Floating Rate Notes"). The principal of and interest on the Notes will be payable in U.S. dollars only. Each Note will be represented by either a Global Security (as defined below) delivered to the Trustee as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note"), or a certificate delivered to the holder thereof or a person designated by such holder (a "Certificated Note"). Except in limited circumstances, an owner of a Book-Entry Note will not be entitled to receive a Certificated Note.

          Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof as they may subsequently be amended as the result of changes in DTC's operating procedures, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein or in the Distribution Agreement, terms defined in the Indenture, the Notes or the Prospectus Supplement shall be used herein as therein defined.

             PART I: ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES

          In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and the Trustee to DTC, dated as of November [___], 2006, and a Medium-Term Note Certificate Agreement between the Trustee and DTC, dated August 16, 1999, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

                                                                       Exhibit B
                                                                          Page 2


Issuance:                     On any date of settlement (as defined under
                              "Settlement" below) for one or more Book-Entry
                              Notes, the Company will issue a single global
                              security in fully registered form without coupons
                              (a "Global Security") representing up to
                              $500,000,000 principal amount of all such Notes
                              that have the same purchase price, settlement
                              date, Maturity Date, redemption provisions,
                              Interest Payment Dates, Original Issue Date and,
                              in the case of Fixed Rate Notes, Interest Rate or,
                              in the case of Floating Rate Notes, Initial
                              Interest Rate, Interest Payment Dates, Interest
                              Payment Period, Calculation Agent, Base Rate,
                              Index Maturity, Interest Reset Period, Interest
                              Reset Dates, Spread or Spread Multiplier (if any),
                              Minimum Interest Rate (if any) and Maximum
                              Interest Rate (if any), and any other relevant
                              terms (collectively "Terms"). Each Global Security
                              will be dated and issued as of the date of its
                              authentication by the Trustee. Book-Entry Notes
                              may only be denominated and payable in U.S.
                              dollars. No Global Security will represent any
                              Certificated Note.

Identification Numbers:       The Company has arranged with the CUSIP Service
                              Bureau of Standard & Poor's, a division of The
                              McGraw-Hill Companies, Inc. ("Standard & Poor's")
                              (the "CUSIP Service Bureau") for the reservation
                              of a series of approximately 900 CUSIP numbers
                              (including tranche numbers) for assignment to
                              Global Securities representing the Book-Entry
                              Notes. The Company has obtained from the CUSIP
                              Service Bureau a written list of series of
                              reserved CUSIP numbers and has delivered to the
                              Trustee and DTC the written list of 900 CUSIP
                              numbers of such series. The Company will assign
                              CUSIP numbers to Global Securities as described
                              below under Settlement Procedure "B". DTC will
                              notify the CUSIP Service Bureau periodically of
                              the CUSIP numbers that the Company has assigned to
                              Global Securities. At any time when fewer than 100
                              of the reserved CUSIP numbers remain unassigned to
                              Global Securities, the Company, if it deems
                              necessary, will reserve additional CUSIP numbers
                              for assignment to Global Securities representing
                              Book-Entry Notes. Upon obtaining such additional
                              CUSIP numbers, the Company shall deliver a list of
                              such additional CUSIP numbers to the Trustee and
                              DTC.

                                                                       Exhibit B
                                                                          Page 3


Registration:                 Each Global Security will be registered in the
                              name of Cede & Co., as nominee for DTC, on the
                              Security Register maintained under the Indenture.
                              The beneficial owner of a Book-Entry Note (or one
                              or more indirect participants in DTC designated by
                              such owner) will designate one or more
                              participants in DTC (with respect to such Note,
                              the "Participants") to act as agent or agents for
                              such owner in connection with the book-entry
                              system maintained by DTC, and DTC will record in
                              book-entry form, in accordance with instructions
                              provided by such Participants, a credit balance
                              with respect to such beneficial owner in such Note
                              in the account of such Participants. The ownership
                              interest of such beneficial owner in such Note
                              will be recorded through the records of such
                              Participants or through the separate records of
                              such Participants and one or more indirect
                              participants in DTC.

Transfers:                    Transfers of a Book-Entry Note will be accompanied
                              by book entries made by DTC and, in turn, by
                              Participants (and in certain cases, one or more
                              indirect participants in DTC) acting on behalf of
                              beneficial transferors and transferees of such
                              Note.

Exchanges:                    The Trustee may deliver to DTC and the CUSIP
                              Service Bureau at any time a written notice of
                              consolidation specifying (i) the CUSIP numbers of
                              two or more Outstanding Global Securities that
                              represent Book-Entry Notes having the same Terms
                              and for which interest has been paid to the same
                              date, (ii) a date, occurring at least thirty days
                              after such written notice is delivered and at
                              least thirty days before the next Interest Payment
                              Date for such Book-Entry Notes, on which such
                              Global Securities shall be exchanged for a single
                              replacement Global Security and (iii) a new CUSIP
                              number to be assigned to such replacement Global
                              Security. Upon receipt of such a notice, DTC will
                              send to its Participants (including the Trustee) a
                              written reorganization notice to the effect that
                              such exchange will occur on such date. Prior to
                              the specified exchange date, the Trustee will
                              deliver to the CUSIP Service Bureau a written
                              notice setting forth such exchange date and the
                              new CUSIP number and stating that, as of such
                              exchange date, the CUSIP numbers of the Global
                              Securities to be

                                                                       Exhibit B
                                                                          Page 4


                              exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Securities for a single Global
                              Security bearing the new CUSIP number and the CUSIP numbers of the exchanged Global Securities will, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. Notwithstanding the foregoing, if the Global Securities to be exchanged exceed
                              $500,000,000 in aggregate principal amount, one
                              Global Security will be authenticated and issued to represent each $500,000,000 principal amount of the exchanged Global Security and an additional
                              Global Security will be authenticated and issued to represent any remaining principal amount of such Global Securities (see "Denominations" below). In such a case, each of the Global
                              Securities representing such Book-Entry Note or Notes shall be assigned the same CUSIP number.

Maturities:                   Each Book-Entry Note will mature on a date nine
                              months or more from its date of issue.

Notice of Redemption Dates:   The Trustee will give notice to DTC prior to each
                              Redemption Date (as specified in the Note), if
                              any, at the time and in the manner set forth in
                              the Letter of Representation.

Denominations:                Unless the applicable General Disclosure Package
                              or Pricing Supplement provides otherwise,
                              Book-Entry Notes will be issued in principal
                              amounts of $1,000 or any amount in excess thereof
                              that is an integral multiple of $1,000. Global
                              Securities will be denominated in principal
                              amounts not in excess of $500,000,000. If one or
                              more Book-Entry Notes having an aggregate
                              principal amount in excess of $500,000,000 would,
                              but for the preceding sentence, be represented by
                              a single Global Security, then on Global Security
                              will be issued to represent each $500,000,000
                              principal amount of such Book-Entry Note or Notes
                              and an additional Global Security will be issued
                              to represent any remaining principal amount of
                              such Book-Entry Note or Notes. In such a case,
                              each of the Global Securities representing such
                              Book-Entry Note or Notes shall be assigned the
                              same CUSIP number.

                                                                       Exhibit B
                                                                          Page 5


Interest:                        General. Interest on each Book-Entry Note will
                                 accrue from and including the Original Issue
                                 Date of the Global Security representing such
                                 Note for the first interest period and from and
                                 including the most recent date to which
                                 interest has been paid for all subsequent
                                 interest periods. Each payment of interest on a
                                 Book-Entry Note will include interest accrued
                                 to but excluding the Interest Payment Date;
                                 provided that in the case of Floating Rate
                                 Notes that reset daily or weekly, interest
                                 payments will include interest accrued to and
                                 including the Regular Record Date immediately
                                 preceding the Interest Payment Date, except
                                 that at maturity or earlier repurchase or
                                 redemption, the interest payable will include
                                 interest accrued to, but excluding, the
                                 maturity date or the date of repurchase or
                                 redemption, as the case may be (other than a
                                 maturity of a Fixed Rate Book Entry Note
                                 occurring on the 31st day of a month, in which
                                 case such payment of interest will include
                                 interest accrued to but excluding the 30th day
                                 of such month). Interest payable at the
                                 maturity or upon repurchase or redemption of a
                                 Book-Entry Note will be payable to the person
                                 to whom the principal of such Note is payable.
                                 Standard & Poor's will use the information
                                 received in the pending deposit message
                                 described under Settlement Procedure "C" below
                                 in order to include the amount of any interest
                                 payable and certain other information regarding
                                 the related Global Security in the appropriate
                                 weekly bond report published by Standard &
                                 Poor's.

                                 Regular Record Dates. The Regular Record Date with respect to any Interest Payment Date shall be the date fifteen calendar days immediately preceding such Interest Payment Date.

                                 Fixed Rate Book-Entry Notes. Unless otherwise specified in the applicable General Disclosure
                                 Package or Pricing Supplement, interest
                                 payments on Fixed Rate Book-Entry Notes will be made semiannually on March 15 and September 15 of each year and at maturity or upon any earlier repurchase or redemption; provided, however, that in the case of a Fixed Rate
                                 Book-Entry Note issued between a Regular Record
                                 Date and an Interest Payment Date, the first interest payment will be

                                                                       Exhibit B
                                                                          Page 6


                                 made on the Interest Payment Date following the next succeeding Regular Record Date.

                                 Floating Rate Book-Entry Notes. Interest payments will be made on Floating Rate
                                 Book-Entry Notes weekly, monthly, quarterly, semiannually or annually. Unless otherwise agreed upon, interest will be payable, in the case of Floating Rate Book-Entry Notes with a daily, weekly or monthly Interest Reset Date, on the Wednesday of each week (or Tuesday in the case of Floating Rate Book-Entry Notes as to which the Treasury Rate is an applicable interest rate basis), or the third Wednesday of each month, respectively, or as specified pursuant to Settlement Procedure "A" below; in the case of Notes with a quarterly Interest
                                 Reset Date, on the third Wednesday of March, June, September and December of each year; in the case of Notes with a semi-annual Interest
                                 Reset Date, on the third Wednesday of the two months of each year specified pursuant to Settlement Procedure "A" below; and in the case of Notes with an annual Interest Reset Date, on the third Wednesday of the month of each year specified pursuant to Settlement Procedure "A" below; provided, however, that if any Interest
                                 Payment Date for Floating Rate Book-Entry Notes
                                 (other than the Maturity Date, a repurchase date or a redemption date) would otherwise be a day that is not a Business Day with respect to such Floating Rate Book-Entry Notes, such
                                 Interest Payment Date will be the next
                                 succeeding Business Day with respect to such Floating Rate Book-Entry Notes, except in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the Business Day immediately preceding the day that would have otherwise been such Interest Payment Date; and provided, further, that in the case of a Floating Rate Book-Entry Note issued between a
                                 Regular Record Date and an Interest Payment
                                 Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

Calculation of Interest:         Fixed Rate Book-Entry Notes. Unless otherwise
                                 specified in the applicable General Disclosure
                                 Package or Pricing Supplement, interest on
                                 Fixed Rate Book-Entry Notes (including interest
                                 for

                                                                       Exhibit B
                                                                          Page 7


                                 partial periods) will be calculated on the basis of a year of twelve thirty-day months.

                                 Floating Rate Book-Entry Notes. Interest rates on Floating Rate Book-Entry Notes will be determined as set forth in the form of Notes.
                                 Unless otherwise specified in the applicable
                                 General Disclosure Package or Pricing
                                 Supplement, interest on Floating Rate
                                 Book-Entry Notes will be calculated on the basis of actual days elapsed and a year of 360 days except that in the case of Treasury Rate
                                 Notes or CMT Rate Notes, interest will be calculated on the basis of the actual number of days in the year.

Payments of Principal and
Interest:                        Promptly after each Regular Record Date, the
                                 Trustee will deliver to the Company and DTC a
                                 written notice specifying by CUSIP number the
                                 amount of interest to be paid on each Global
                                 Security on the following Interest Payment Date
                                 (other than an Interest Payment Date coinciding
                                 with maturity or any earlier repurchase or
                                 redemption date) and the total of such amounts.
                                 DTC will confirm the amount payable on each
                                 such Global Security on such Interest Payment
                                 Date by reference to the daily bond reports
                                 published by Standard & Poor's. The Company
                                 will pay to the Trustee, as paying agent, the
                                 total amount of interest due on such Interest
                                 Payment Date (other than at maturity,
                                 redemption or earlier repayment), and the
                                 Trustee will pay such amount to DTC at the
                                 times and in the manner set forth below. If any
                                 Interest Payment Date for a Fixed Rate
                                 Book-Entry Note is not a Business Day, the
                                 payment due on such day shall be made on the
                                 next succeeding Business Day and no interest
                                 shall accrue on such payment for the period
                                 from and after such Interest Payment Date. If
                                 any Interest Payment Date for a Floating Rate
                                 Book-Entry Note (other than the Maturity Date,
                                 a repurchase date or a redemption date) is not
                                 a Business Day, the payment due on such day
                                 shall be made on the next succeeding Business
                                 Day and no interest shall accrue on such
                                 payment for the period from and after such
                                 Interest Payment Date, except that, in the case
                                 of a Book-Entry LIBOR Note, if such Business
                                 Day is in the next calendar month, such
                                 Interest Payment Date shall be the Business Day
                                 immediately preceding the day that would

                                                                       Exhibit B
                                                                          Page 8


                                 otherwise have been such Interest Payment Date with respect to such Book-Entry LIBOR Note.

                                 On or about the first Business Day of each month, the Trustee will deliver to the Company and DTC a written list of principal and interest to be paid on each Global Security maturing either at maturity or on a redemption date in the following month. The Company and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business
                                 Day preceding the Maturity Date or redemption date of such Global Security. The Company will pay to the Trustee, as the paying agent, the principal amount of such Global Security, together with interest due at such Maturity
                                 Date or redemption date. The Trustee will pay such amounts to DTC at the times and in the manner set forth below. If any Maturity Date or redemption date of a Global Security representing a Fixed Rate Book-Entry Note or a Floating Rate Book-Entry Note is not a Business
                                 Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity Date or redemption date. Promptly after payment to DTC of the principal and interest due on the Maturity Date or redemption date of such Global
                                 Security, the Trustee will cancel such Global
                                 Security in accordance with the terms of the Indenture and deliver it to the Company.

                                 The total amount of any principal and interest due on Global Securities on any Interest
                                 Payment Date or at maturity or upon repurchase or redemption shall be paid by the Company to the Trustee in funds available for immediate use by the Trustee on such date. The Company will make such payment on such Global
                                 Securities by instructing the Trustee to withdraw funds from an account maintained by the Company at the Trustee. The Company will confirm such instructions in writing to the Trustee. On each Maturity Date or redemption date or as soon as possible thereafter, the Trustee will pay by separate wire transfer
                                 (using Fed wire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC in funds

                                                                       Exhibit B
                                                                          Page 9


                                 immediately available on such date, each payment of interest or principal (together with interest thereon) due on Global Securities on any Maturity Date or redemption date. On each Interest Payment Date, interest payments shall be made to DTC in same-day funds in accordance with existing arrangements between the Trustee and DTC.

                                 Thereafter on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective
                                 Participants in whose names the Book-Entry
                                 Notes represented by such Global Securities are recorded in the book-entry system maintained by DTC. Neither the Company nor the Trustee shall have any responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry
                                 Notes.

                                 The amount of any taxes required under
                                 applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments directly to the beneficial owner of such Note.

                                 The Trustee will be responsible for withholding taxes or interest paid on Notes as required by applicable law.

Acceptance and Rejection of
Orders: Unless otherwise instructed by the Company, the Agent will advise the Company promptly by telephone of all orders to purchase Book-Entry
                                 Notes received by the Agent, other than those rejected by it in whole or in part in the reasonable exercise of its discretion. Unless otherwise agreed by the Company and the Agent, the Company has the sole right to accept orders to purchase Book-Entry Notes and may reject any such orders in whole or in part. Before accepting any order to purchase a Book-Entry
                                 Note to be settled in less than three Business
                                 Days, the Company shall verify that the Trustee for such Book-Entry Note will have adequate time to prepare and authenticate such Note.

                                                                       Exhibit B
                                                                         Page 10


Preparation and Delivery of
General Disclosure Package and
Pricing Supplement;
Payment of Filing Fees:          If any order to purchase a Book-Entry Note is
                                 accepted by or on behalf of the Company, the
                                 Company will prepare a (i) General Disclosure
                                 Package and (ii) pricing supplement (a "Pricing
                                 Supplement") reflecting the terms of such Note
                                 and will file (x) any Issuer Free Writing
                                 Prospectus and Final Term Sheet in accordance
                                 with Rule 433 under the Securities Act and (y)
                                 such Pricing Supplement with the Commission in
                                 accordance with the applicable paragraph of
                                 Rule 424(b) under the Securities Act, and will
                                 deliver the number of copies of such General
                                 Disclosure Package and Pricing Supplement to
                                 the Agent as the Agent shall request as soon as
                                 possible and in any event not later than the
                                 date on which the applicable document is filed
                                 with the Commission. The Agent will cause such
                                 Pricing Supplement to be delivered to the
                                 purchaser of the Note or a notice under Rule
                                 173 under the Securities Act. In each instance
                                 that a Pricing Supplement is prepared, the
                                 Agent receiving such Pricing Supplement will
                                 affix the Pricing Supplement to a Prospectus
                                 (as defined in the Distribution Agreement)
                                 prior to its use. Outdated Pricing Supplements,
                                 Issuer Free Writing Prospectuses and Final Term
                                 Sheets will be destroyed.

                                 The Guarantor shall pay the required Commission filing fees relating to the Notes within the time required by Rule 456(b)(1)(i) under the Securities Act without regard to the proviso therein and otherwise in accordance with Rules
                                 456(b) and 457(r) under the Securities Act
                                 (including, if applicable, by updating the "Calculation of Registration Fee" table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration
                                 Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).

Suspension of Solicitation;
Amendment or Supplement:         Subject to the Company's representations,
                                 warranties and covenants contained in the
                                 Distribution Agreement, the Company may
                                 instruct the Agent to suspend, at any time for
                                 any period of time or permanently, the
                                 solicitation of orders to purchase Book-Entry
                                 Notes. Upon receipt of such

                                                                       Exhibit B
                                                                         Page 11


                                 instructions, the Agent will forthwith suspend solicitation until such time as the Company has advised it that such solicitation may be resumed.

                                 In the event that at the time the Company suspends solicitation of purchases there shall be any orders outstanding for settlement, the Company will promptly advise the Agent and the Trustee whether such orders may be settled and whether copies of the General Disclosure
                                 Package and the Prospectus as in effect at the time of the suspension, together with the appropriate Pricing Supplement, may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

Delivery of General
Disclosure Package and
Prospectus:                      A copy of the General Disclosure Package and
                                 Prospectus and a Pricing Supplement relating to
                                 a Book-Entry Note must accompany or precede the
                                 earliest of any written offer of such
                                 Book-Entry Note, confirmation of the purchase
                                 of such Book-Entry Note and payment for such
                                 Book-Entry Note by its purchasers. The Agent
                                 will deliver a General Disclosure Package and a
                                 Prospectus and Pricing Supplement as herein
                                 described with respect to each Book-Entry Note
                                 sold by it. The Company will make such delivery
                                 if such Book-Entry Note is sold directly by the
                                 Company to a purchaser (other than the Agent).

Confirmation:                    For each order to purchase a Book-Entry Note
                                 solicited by the Agent and accepted or on
                                 behalf of the Company, the Agent will issue a
                                 confirmation to the purchaser, with a copy to
                                 the Company, setting forth the details set
                                 forth above and delivery and payment
                                 instructions.

Settlement:                      The receipt by the Company of immediately
                                 available funds in payment for a Book-Entry
                                 Note and the authentication and issuance of the
                                 Global Security representing such Note shall
                                 constitute "settlement" with respect to such
                                 Note. All orders accepted by the Company will
                                 be settled on or

                                                                       Exhibit B
                                                                         Page 12


                                 before the third Business Day next succeeding the date of acceptance pursuant to the timetable for settlement set forth below, unless the Company, the Trustee and the purchaser agree to settlement on another day.

Settlement Procedures:           Settlement Procedures with regard to each
                                 Book-Entry Note sold by the Company to or
                                 through the Agent (except pursuant to a Terms
                                 Agreement, as defined in the Distribution
                                 Agreement) shall be as follows:

                                 A.   The Agent will advise the Company by
                                      telephone that such Note is a Book-Entry
                                      Note and of the following settlement
                                      information:

                                      1.   Principal amount.

                                      2.   Maturity Date.

                                      3.   In the case of a Fixed Rate
                                           Book-Entry Note, the Interest Rate,
                                           or, in the case of a Floating Rate
                                           Book-Entry Note, the Initial Interest
                                           Rate (if known at such time),
                                           Calculation Agent, Base Rate, Index
                                           Maturity, Interest Reset Period,
                                           Interest Reset Dates, Spread or
                                           Spread Multiplier (if any), Maximum
                                           Interest Rate (if any), redemption,
                                           repayment and extension provisions
                                           (if any).

                                      4.   The Interest Payment Date(s) and
                                           Interest Payment Period.

                                      5.   Redemption and repurchase provisions,
                                           if any.

                                      6.   Original Issuance Date.

                                      7.   Initial offering price.

                                      8.   Agent's commission, if any,
                                           determined as provided in the
                                           Distribution Agreement.

                                      9.   Specified currency.

                                                                       Exhibit B
                                                                         Page 13


                                      10.  Settlement Date.

                                      11.  Whether such Book-Entry Note is an
                                           OID Note and, if so, the total amount
                                           of OID, the yield to maturity and the
                                           initial accrual period OID.

                                      12.  Any other applicable Terms.

                                 B.   The Company will advise the Trustee by
                                      telephone or electronic transmission
                                      (confirmed in writing at any time on the same date) of the information set forth in Settlement Procedure "A" above. The
                                      Company will then assign a CUSIP number to the Global Security representing such Note and will notify the Trustee and the Agent of such CUSIP number by telephone as soon as practicable.

                                 C. The Trustee will enter a pending deposit message through DTC's Participant Terminal
                                      System, providing the following settlement information to DTC, the Agent, Standard &
                                      Poor's Corporation and Interactive Data
                                      Corporation:

                                      1.   The information set forth in
                                           Settlement Procedure "A".

                                      2.   The Initial Interest Payment Date for
                                           such Note, the number of days by
                                           which such date succeeds the related
                                           DTC Record Date (which in the case of
                                           Floating Rate Notes which reset daily
                                           or weekly, shall be the date five
                                           calendar days immediately preceding
                                           the applicable Interest Payment Date
                                           and, in the case of all other Notes,
                                           shall be the Regular Record Date as
                                           defined in the Note) and, if known,
                                           amount of interest payable on such
                                           initial Interest Payment Date.

                                      3.   The CUSIP number of the Global
                                           Security representing such Note.

                                                                       Exhibit B
                                                                         Page 14


                                      4.   The numbers of the participants'
                                           accounts maintained by DTC on behalf
                                           of the Trustee and the Agent.

                                      5.   Whether such Global Security will
                                           represent any other Book-Entry Note
                                           (to the extent known at such time).

                                 D. The Trustee will complete and authenticate the Global Security representing such
                                      Note.

                                 E. DTC will credit such Note to the Trustee's participant account at DTC.

                                 F.   The Trustee will enter an SDFS deliver
                                      order through DTC's Participant Terminal
                                      System instructing DTC to (i) debit such Note to the Trustee's participant account and credit such Note to the Agent's participant account and (ii) debit the Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Note less the Agent's commission, if any. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to DTC that (a) the Global Security representing such Book-Entry Note has been issued and authenticated and (b) the Trustee is holding such Global Security pursuant to the Medium Term Note
                                      Certificate Agreement between the Trustee and DTC.

                                 G.   Unless the Agent purchased such Note as
                                      principal, the Agent will enter an SDFS
                                      deliver order through DTC's Participant
                                      Terminal System instructing DTC (i) to
                                      debit such Note to the Agent's participant account and credit such Note to the participant accounts of the Participants with respect to such Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of the Agent for an amount equal to the price of such Note.

                                 H. Transfers of funds in accordance with SDFS deliver orders described in Settlement

                                                                       Exhibit B
                                                                         Page 15


                                      Procedures "F" and "G" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

                                 I. The Trustee will credit to the account of the Company maintained at Chase Manhattan
                                      Bank located in New York, New York,
                                      Account No. 9102-414-969 (or at such other account at such other bank in the United
                                      States as the Company may, from time to
                                      time, notify the Agents) in funds
                                      available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure "F".

                                 J.   Unless the Agent purchased such Note as
                                      principal, the Agent will confirm the
                                      purchase of such Note to the purchaser
                                      either by transmitting to the Participants with respect to such Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

                                 K.   Monthly, the Trustee will send to the
                                      Company a statement setting forth the
                                      principal amount of Notes Outstanding as of that date under the Indenture.

Settlement Procedures
Timetable:                       For sales by the Company of Book-Entry Notes to
                                 or through the Agent (except pursuant to a
                                 Terms Agreement) for settlement on the first
                                 Business Day after the sale date, Settlement
                                 Procedures "A" through "J" set forth above
                                 shall be completed as soon as possible but not
                                 later than the respective times (New York City
                                 time) set forth below:

                                 Settlement
                                 Procedure                Time
                                 ----------   ------------------------------
                                 A            11:00 A.M. on the sale date
                                 B            12:00 Noon on the sale date
                                 C            2:00 P.M. on the sale date
                                 D            9:00 A.M. on settlement date
                                 E            10:00 A.M. on settlement date
                                 F-G          2:00 P.M. on settlement date
                                 H            4:45 P.M. on settlement date
                                 I-J          5:00 P.M. on settlement date

                                                                       Exhibit B
                                                                         Page 16


                                 If a sale is to be settled more than one
                                 Business Day after the sale date, Settlement
                                 Procedures "A", "B" and "C" shall be completed as soon as practicable but no later than 11:00
                                 A.M., 12:00 noon and 2:00 P.M., New York City time, respectively, on the first Business Day after the sale date. If the Initial Interest
                                 Rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement
                                 Procedure "A" is completed, Settlement
                                 Procedure "B" and "C" shall be completed as soon as such rate has been determined but no later than 12:00 noon and 2:00 P.M., New York
                                 City time, respectively, on the second Business
                                 Day before the settlement date. Settlement
                                 Procedure "H" is subject to extension in accordance with any extension of Fedwire closing dead-lines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

                                 If settlement of a Book-Entry Note is
                                 rescheduled or canceled, the Trustee, after receiving notice from the Company or the Agent, will deliver to DTC, through DTC's Participant
                                 Terminal System, a cancellation message to such effect by no later than 2:00 P.M., New York
                                 City time, on the Business Day immediately preceding the scheduled settlement date.

Procedures upon Company's
Exercise of Optional Reset or
Extension of Maturity:           Company Notice to Trustee regarding Exercise of
                                 Optional Reset. Not less than 45 or more than
                                 60 days before an Optional Reset Date as set
                                 forth in a Book-Entry Note, the Company will
                                 notify the Trustee for such Book-Entry Note
                                 whether it is exercising its option to reset
                                 the interest rate or Spread or Spread
                                 Multiplier, as the case may be, for such
                                 Book-Entry Note, and if so, (i) the new
                                 interest rate or Spread or Spread Multiplier,
                                 as the case may be, for such Book-Entry Note
                                 during the period from such Optional Reset Date
                                 to the next Optional Reset Date as set forth in
                                 such Book-Entry Note or, if there is no such
                                 next Optional Reset Date, to the Stated
                                 Maturity of such Book-Entry Note (the
                                 "Subsequent Interest Period"); and (ii) the
                                 provisions, if any, for redemption of such
                                 Book-Entry Note during such Subsequent Interest

                                                                       Exhibit B
                                                                         Page 17


                                 Period, including the date or dates on which or the period or periods during which such redemption may occur during such Subsequent
                                 Interest Period.

                                 Company Notice to Trustee regarding Exercise of
                                 Optional Extension of Maturity. If the Company elects to exercise an option, as set forth in a Certificated Note, to extend the Stated
                                 Maturity of such Note, it will so notify the Trustee for such Book-Entry Note not less than 45 or more than 60 days before the Stated
                                 Maturity of such Book-Entry Note, and will further indicate (i) the new Stated Maturity;
                                 (ii) the interest rate or Spread or Spread
                                 Multiplier, as the case may be, applicable to the extension period; and (iii) the provisions, if any, for redemption of such Book-Entry Note during such extension period, including the date or dates on which or the period or periods during which such redemption may occur during such extension period.

                                 Trustee Notice to Holders regarding Company's
                                 Exercise of Optional Extension or Reset. Upon receipt of notice from the Company regarding the Company's exercise of either an optional extension of maturity or an optional reset, the Trustee for the Book-Entry Note will mail a notice, first class, postage prepaid, to the Holder of the Book-Entry Note not less than 40 days before the Optional Reset Date (in which case a "Reset Notice") or the Stated Maturity
                                 (in which case an "Extension Notice"), as the case may be, which Reset Notice or Extension
                                 Notice shall contain the information required by the terms of the Book-Entry Note.

                                 Trustee Notice to Company regarding Option to be Repaid. If, after receipt of either a Reset
                                 Notice or an Extension Notice, the Holder of a Book-Entry Note exercises the option for repayment by tendering the Book-Entry Note to be repaid as set forth in the Book-Entry Note, the Trustee for such Book Entry Note shall give notice to the Company not less than 22 days before the Optional Reset Date or the old
                                 Stated Maturity, as the case may be, of the principal amount of Book-Entry Notes to be repaid on such Optional Reset Date or old
                                 Stated Maturity, as the case may be.

                                                                       Exhibit B
                                                                         Page 18


                                 Company Notice regarding New Interest Rate or
                                 New Spread or Spread Multiplier. If the Company elects to revoke the interest rate or Spread or Spread Multiplier and establish a higher interest rate or Spread or Spread Multiplier for an Optional Reset Period or extension period, as the case may be, it shall, not less than 20 days before such Optional Reset Date or old Stated Maturity, so notify the Trustee for the affected Book-Entry Note. The Trustee will immediately thereafter notify the Holder of such Book-Entry Note, by first class mail, postage prepaid, of the new higher interest rate or Spread or Spread Multiplier applicable to such Book-Entry Note.

                                 Trustee Notice to Company regarding Holder
                                 Revocation of Option to be Repaid. If, after the Holder of a Book-Entry Note has tendered such Note for repayment pursuant to an Extension Notice or a Reset Notice, such Holder revokes such tender for repayment, the Trustee for such Book-Entry Note shall give notice to the Company not less than five days prior to the Stated Maturity or Optional Reset Date, as the case may be, of such revocation and of the principal amount of Book-Entry Notes for which tender for repayment has been revoked.

                                 Deposit of Repayment Price. On or before any old Stated Maturity where the Maturity has been extended, and on or before any Optional Reset
                                 Date, the Company shall deposit with such Trustee an amount of money sufficient to pay the principal amount, plus interest accrued to such old Stated Maturity or Optional Reset
                                 Date, as the case may be, for all the
                                 Book-Entry Notes or portions thereof for which such Trustee serves as Trustee and which are to be repaid on such old Stated Maturity or Optional Reset Date, as the case may be. Such
                                 Trustee will use such money to repay such Book-Entry Notes pursuant to the terms set forth in such Notes.

Procedures upon Company's
Exercise of Optional
Redemption:                      Company Notice to Trustee regarding Exercise of
                                 Optional Redemption. At least 45 days prior to
                                 the date on which it intends to redeem a
                                 Book-Entry Note, the Company will notify the
                                 Trustee for such

                                                                       Exhibit B
                                                                         Page 19


                                 Book-Entry Note that it is exercising such option with respect to such Note on such date.

                                 Trustee Notice to Holders regarding Company's
                                 Exercise of Optional Redemption. After receipt of notice that the Company is exercising its option to redeem a Book-Entry Note, the Trustee for such Book-Entry Note will, at least 30 days before the Redemption Date for such Book-Entry
                                 Note, mail a notice, first class, postage prepaid, to the Holder of such Book-Entry Note, informing such Holder of the Company's exercise of such option with respect to such Book-Entry
                                 Note.

Payments of Principal and
Interest Upon Exercise of
Optional Repayment (Except
Pursuant to Company's
Exercise of Optional Reset or
Optional Extension):             Trustee notice to Company of Option to be
                                 Repaid. Upon receipt of notice of exercise of
                                 the option for repayment and the Book-Entry
                                 Notes to be repaid as set forth in such Notes,
                                 the Trustee for such Book-Entry Notes shall
                                 (unless such notice was received pursuant to
                                 the Company's exercise of an optional reset or
                                 an optional extension of maturity, in each of
                                 which cases the relevant procedures set forth
                                 above shall be followed) give notice to the
                                 Company not less than 20 days prior to each
                                 Optional Repayment Date of such Optional
                                 Repayment Date and of the principal amount of
                                 Book-Entry Notes to be repaid on such Optional
                                 Repayment Date.

Failure to Settle:               If the Trustee fails to enter an SDFS deliver
                                 order with respect to a Book-Entry Note
                                 pursuant to Settlement Procedure "F", upon
                                 written direction from the Company, the Trustee
                                 may deliver to DTC, through DTC's Participant
                                 Terminal System, as soon as practicable a
                                 withdrawal message instructing DTC to debit
                                 such Note to the Trustee's participant account,
                                 provided that the Trustee's participant account
                                 contains a principal amount of the Global
                                 Security representing such Note that is at
                                 least equal to the principal amount to be
                                 debited. If a withdrawal message is processed
                                 with respect to all the Book-Entry Notes
                                 represented by a Global Security, the Trustee
                                 will mark such Global

                                                                       Exhibit B
                                                                         Page 20


                                 Security "canceled", make appropriate entries in the Trustee's records and send such canceled
                                 Global Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Security, the Trustee will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Note or Notes and shall be canceled immediately after issuance and the other of which shall represent the remaining Book-Entry Notes previously represented by the surrendered
                                 Global Security and shall bear the CUSIP number of the surrendered Global Security.

                                 If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures "F" and "G", respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph.

                                 Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect.

                                 In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedures "D" and "F", for the authentication and issuance of a Global Security representing the Book-Entry
                                 Notes to be represented by such Global Security and will make appropriate entries in its records.

Risk of Funds by Trustee:        Nothing herein shall be deemed to require the
                                 Trustee to risk or expend its own funds in

                                                                       Exhibit B
                                                                         Page 21


                                 connection with any payments to the Company, the Agents or DTC or any holder, it being understood by all parties that payments made by the Trustee to the Company or the Agents, or DTC, or any holder shall be made only to the extent that funds are provided to the Trustee for such purpose.

                                                                       Exhibit B
                                                                         Page 22


            PART II: ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES

Issuance:                        Each Note will be dated and issued as of the
                                 date of its authentication by the Trustee. Each
                                 Note will bear an Original Issue Date, which
                                 will be (i) with respect to an Original Note
                                 (or any portion thereof), its original issuance
                                 date (which will be the settlement date) and
                                 (ii) with respect to any Note (or portion
                                 thereof) issued subsequently upon transfer or
                                 exchange of a Note or in lieu of a destroyed,
                                 lost or stolen Note, the original issuance date
                                 of the predecessor Note, regardless of the date
                                 of authentication of such subsequently issued
                                 Note. Unless otherwise provided in the General
                                 Disclosure Package or Pricing Supplement, the
                                 principal of and interest on the Notes will be
                                 payable in U.S. dollars only.

Registration:                    Notes will be issued only in fully registered
                                 form without coupons.

Transfers and Exchanges:         A Note may be presented for transfer or
                                 exchange at the principal corporate trust
                                 office of the Trustee in the City of New York.
                                 Notes will be exchangeable for other Notes
                                 having identical terms but different
                                 denominations without service charge. Notes
                                 will not be exchangeable for Book-Entry Notes.

Maturities:                      Each Note will mature on a date nine months or
                                 more from its date of issue.

Denomination:                    Unless otherwise specified in the applicable
                                 General Disclosure Package or Pricing
                                 Supplement, the denomination of any Note will
                                 be a minimum of $1,000 or any amount in excess
                                 thereof that is an integral multiple of $1,000.

Interest:                        General. Interest on each Note will accrue from
                                 and including the Original Issue Date of such
                                 Note for the first interest period and from and
                                 including the most recent date to which
                                 interest has been paid for all subsequent
                                 interest periods. Each payment of interest on a
                                 Note will include interest accrued to but
                                 excluding the Interest Payment Date; provided
                                 that in the case of Floating Rate Notes which
                                 reset daily or weekly, interest payment will
                                 include interest accrued to and including the
                                 Regular

                                                                       Exhibit B
                                                                         Page 23


                                 Record Date immediately preceding the Interest
                                 Payment Date, except that at maturity or earlier repurchase or redemption, the interest payable will include interest accrued to, but excluding, the Maturity Date or the date of repurchase or redemption, as the case may be (other than a maturity of a Fixed Rate
                                 Certificated Note occurring on the 31st day of a month, in which case such payment of interest will include interest accrued to but excluding the 30th day of such month).

                                 Fixed Rate Notes. Unless otherwise specified pursuant to Settlement Procedure "A" below, interest payments on Fixed Rate Notes, will be made semi-annually on March 15 and September 15 of each year and at maturity or upon any earlier repurchase or redemption; provided, however, that if an Interest Payment Date for a Fixed Rate Note would otherwise be a day that is not a Business Day, the payment due on such day shall be made on the next succeeding
                                 Business Day and no interest shall accrue on such payment from and after such Interest
                                 Payment Date; and provided, further, that in the case of Fixed Rate Notes issued between a Regular Record Date and an Interest Payment
                                 Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

                                 Floating Rate Notes. Interest payments will be made on Floating Rate Notes weekly, monthly, quarterly, semiannually or annually. Interest will be payable, in the case of Floating Rate
                                 Notes with a daily, weekly or monthly Interest
                                 Reset Date, on the Wednesday of each week (or
                                 Tuesday in the case of Floating Rate Book-Entry
                                 Notes as to which the Treasury Rate is an applicable interest rate basis), or the third
                                 Wednesday of each month, respectively, as specified pursuant to Settlement Procedure "A" below; in the case of Notes with a quarterly
                                 Interest Reset Date, on the third Wednesday of March, June, September and December of each year; in the case of Notes with a semi-annual
                                 Interest Reset Date, on the third Wednesday of the two months of each year specified pursuant to Settlement Procedure "A" below; and in the case of Notes with an annual Interest Reset
                                 Date, on the third Wednesday of the

                                                                       Exhibit B
                                                                         Page 24


                                 month of each year specified pursuant to Settlement Procedure "A" below; provided, however, that if an Interest Payment Date for Floating Rate Notes (other than the Maturity
                                 Date, a repurchase date or a redemption date) would otherwise be a day that is not a Business
                                 Day, such Interest Payment Date will be the next succeeding Business Day, except that in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the Business Day immediately preceding such day that would have otherwise been such Interest Payment Date; and provided, further, that in the case of a Floating Rate Note issued between a Regular
                                 Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

Calculation of Interest:         Fixed Rate Notes. Unless otherwise specified in
                                 a General Disclosure Package or Pricing
                                 Supplement, interest on Fixed Rate Notes
                                 (including interest for partial periods) will
                                 be calculated on the basis of a year of twelve
                                 thirty-day months.

                                 Floating Rate Notes. Interest rates on Floating
                                 Rate Notes will be determined as set forth in the form of such Notes. Unless otherwise specified in a General Disclosure Package or Pricing Supplement, interest on Floating Rate
                                 Notes will be calculated on the basis of actual days elapsed and a year of 360 days except that in the case of Treasury Rate Notes or CMT Rate
                                 Notes, interest will be calculated on the basis of the actual number of days in the year.

Payments of Principal and
Interest:                        The Trustee will pay the principal amount and
                                 premium, if any, of each Note at maturity or
                                 upon repurchase or redemption or upon
                                 presentation and surrender of such Note to the
                                 Trustee. Such payment, together with payment of
                                 interest due at maturity of such Note, will be
                                 made in funds available for immediate use by
                                 the Trustee and in turn by the holder of such
                                 Note by check or, at the option of the holder,
                                 by wire transfer of immediately available funds
                                 if appropriate wire transfer instructions have
                                 been received by the Trustee not later than the
                                 10 calendar days prior to the Maturity Date or
                                 redemption date. Notes presented to the Trustee
                                 at maturity or upon

                                                                       Exhibit B
                                                                         Page 25


                                 repurchase or redemption for payment will be canceled by the Trustee and delivered to the Company with a certificate of cancellation. All interest payments in U.S. dollars on a Note
                                 (other than interest due at maturity or upon repurchase or redemption) will be made by check drawn on the Trustee (or another Person appointed by the Trustee) and mailed by the Trustee to the Person entitled thereto as provided in such Note and the Indenture;
                                 provided, however, that the holder of (or the equivalent thereof in another currency or composite currency) $10,000,000 or more of Notes having the identical terms and provisions will be entitled to receive payment by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Trustee not later than the Regular Record Date applicable to such Interest
                                 Payment Date. Interest payments on Notes in a Specified Currency other than U.S. dollars will be made by check or, at the option of the holder of the Note, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Trustee not later than the Regular Record Date applicable to such Interest Payment Date.
                                 Following each Regular Record Date, the Trustee will furnish the Company with a list of interest payments to be made on the following
                                 Interest Payment Date for each Note and in total for all Notes. Interest at maturity will be payable to the person to whom the payment of principal is payable. The Trustee will provide monthly to the Company lists of principal and interest to be paid on Notes maturing in the next month. The Trustee will be responsible for withholding taxes on interest paid on Notes as required by applicable law.

                                 If any Interest Payment Date or the Maturity
                                 Date or redemption date of a Fixed Rate Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business
                                 Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date, Maturity Date or redemption date, as the case may be. If any Interest Payment Date, other than the Maturity
                                 Date, a repurchase date or redemption date, for any Floating Rate Note would fall on a day that is not a Business Day, such Interest Payment
                                 Date will be

                                                                       Exhibit B
                                                                         Page 26


                                 the following day that is a Business Day with respect to such Note, and interest shall accrue to, but not including, such next succeeding
                                 Business Day except that, in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest
                                 Payment Date shall be the Business Day
                                 immediately preceding the day that would otherwise have been such Interest Payment Date with respect to such LIBOR Note. If the Maturity Date or redemption date for any Floating Rate Note falls on a day that is not a Business Day, payment of principal, premium, if any, and interest with respect to such Floating
                                 Rate Note shall be made on the next succeeding
                                 Business Day with the same force and effect as if made on the due date, and no interest shall accrue to such next succeeding Business Day.

Acceptance and Rejection of
Orders: Unless otherwise instructed by the Company, the Agent will advise the Company promptly by telephone of all orders to purchase
                                 Certificated Notes received by the Agent, other than those rejected by it in whole or in part in the reasonable exercise of its discretion.
                                 Unless otherwise agreed by the Company and the Agent, the Company has the sole right to accept orders to purchase Certificated Notes and may reject any such orders in whole or in part.
                                 Before accepting any order to purchase a Certificated Note to be settled in less than three Business Days, the Company shall verify that the Trustee for such Certificated Note will have adequate time to prepare and authenticate such Note.

Preparation and Delivery of
General Disclosure Package and
Pricing Supplement; Payment of
Filing Fees:                     If any order to purchase a Book-Entry Note is
                                 accepted by or on behalf of the Company, the
                                 Company will prepare a (i) General Disclosure
                                 Package and (ii) pricing supplement (a "Pricing
                                 Supplement") reflecting the terms of such Note
                                 and will file (x) any Issuer Free Writing
                                 Prospectus and any Final Term Sheet in
                                 accordance with Rule 433 under the Securities
                                 Act and (y) such Pricing Supplement with the
                                 Commission in accordance with the applicable
                                 paragraph of Rule 424(b) under the Securities
                                 Act, and will deliver the number of copies of
                                 such General Disclosure Package and

                                                                       Exhibit B
                                                                         Page 27


                                 Pricing Supplement to the Agent as the Agent shall request as soon as possible and in any event not later than the date on which the applicable document is filed with the Commission. The Agent will cause such Pricing
                                 Supplement to be delivered to the purchaser of the Note or a notice under Rule 173 under the Securities Act.

                                 In each instance that a Pricing Supplement is prepared, such Agent will affix the Pricing
                                 Supplement to a Prospectus prior to its use.
                                 Outdated Pricing Supplements, Issuer Free
                                 Writing Prospectuses and Final Term Sheets will be destroyed.

                                 The Guarantor shall pay the required Commission filing fees relating to the Notes within the time required by Rule 456(b)(1)(i) under the Securities Act without regard to the proviso therein and otherwise in accordance with Rules
                                 456(b) and 457(r) under the Securities Act
                                 (including, if applicable, by updating the "Calculation of Registration Fee" table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration
                                 Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).

Suspension of Solicitation;
Amendment or Supplement:         Subject to the Company's representations,
                                 warranties and covenants contained in the
                                 Distribution Agreement, the Company may
                                 instruct the Agent to suspend, at any time for
                                 any period of time or permanently, the
                                 solicitation of orders to purchase Certificated
                                 Notes. Upon receipt of such instructions, the
                                 Agent will forthwith suspend solicitation until
                                 such time as the Company has advised it that
                                 such solicitation may be resumed.

                                 In the event that at the time the Company suspends solicitation of purchases there shall be any orders outstanding for settlement, the Company will promptly advise the Agent and the Trustee whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension, together with the appropriate Pricing Settlement, may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any

                                                                       Exhibit B
                                                                         Page 28


                                 arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

Delivery of General Disclosure
Package and Prospectus:          A copy of the General Disclosure Package and
                                 the Prospectus and a Pricing Supplement
                                 relating to a Certificated Note must accompany
                                 or precede the earliest of any written offer of
                                 such Certificated Note, confirmation of the
                                 purchase of such Certificated Note and payment
                                 for such Certificated Note by its purchaser.
                                 The Agent will deliver a General Disclosure
                                 Package and a Prospectus and Pricing Supplement
                                 as herein described with respect to each
                                 Certificated Note sold by it. The Company will
                                 make such delivery if such Certificated Note is
                                 sold directly by the Company to a purchaser
                                 (other than the Agent).

Confirmation:                    For each order to purchase a Certificated Note
                                 solicited by the Agent and accepted by or on
                                 behalf of the Company, the Agent will issue a
                                 confirmation to the purchaser, with a copy to
                                 the Company, setting forth the details set
                                 forth above and delivery and payment
                                 instructions.

Settlement:                      The receipt by the Company of immediately
                                 available funds in exchange for an
                                 authenticated Note delivered to the Agent which
                                 solicited such offer to purchase and such
                                 Agent's delivery of such Note against receipt
                                 of immediately available funds shall constitute
                                 "settlement" with respect to such Note. All
                                 orders accepted by the Company will be settled
                                 on or before the third Business Day next
                                 succeeding the date of acceptance pursuant to
                                 the timetable for settlement set forth below,
                                 unless the Company, the Trustee and the
                                 purchaser agree to settlement on another date.

Settlement Procedures:           Settlement Procedures with regard to each Note
                                 sold by the Company to or through an Agent
                                 (except pursuant to a Terms Agreement) shall be
                                 as follows:

                                 A.   The Agent which solicited such offer to
                                      purchase will advise the Company by

                                                                       Exhibit B
                                                                         Page 29


                                      telephone of the following settlement
                                      information:

                                      1.   Name in which such Note is to be
                                           registered ("Registered Owner").

                                      2.   Address of the Registered Owner and
                                           address for payment of principal and
                                           interest.

                                      3.   Taxpayer identification number of the
                                           Registered Owner (if available).

                                      4.   Principal amount.

                                      5.   Maturity Date.

                                      6.   In the case of a Fixed Rate Note, the
                                           Interest Rate, or, in the case of a
                                           Floating Rate Note, the Initial
                                           Interest Rate (if known at such
                                           time), Calculation Agent, Base Rate,
                                           Index Maturity, Interest Reset
                                           Period, Interest Reset Dates, Spread
                                           or Spread Multiplier (if any),
                                           Minimum Interest Rate (if any),
                                           Maximum Interest Rate (if any),
                                           redemption, repayment and extension
                                           provisions (if any).

                                      7.   The Interest Payment Date(s) and
                                           Interest Payment Period.

                                      8.   Redemption or repurchase provisions,
                                           if any.

                                      9.   Original issuance date.

                                      10.  Initial Offering price.

                                      11.  Agent's commission, if any,
                                           determined as provided in the
                                           Distribution Agreement between the
                                           Company and such Agent.

                                      12.  Denominations.

                                      13.  If applicable, wire transfer
                                           instructions, including name of
                                           banking institution

                                                                       Exhibit B
                                                                         Page 30


                                           where transfer is to be made and
                                           account number.

                                      14.  Specified currency.

                                      15.  Settlement Date.

                                      16.  Whether such Certificated Note is an
                                           OID) Note and, if so, the total
                                           amount of OID, the yield to maturity
                                           and the initial accrual period OID.

                                      17.  Any other applicable terms.

                                 B.   The Company will advise the Trustee by
                                      telephone or electronic transmission
                                      (confirmed in writing at any time on the sale date) of the information set forth in Settlement Procedure "A" above.

                                 C.   The Company will have delivered to the
                                      Trustee a pre-printed four-ply packet for such Note, which packet will contain the following documents in forms that have been approved by the Company, such Agent and the Trustee:

                                      1.   Note with customer confirmation.

                                      2.   Stub One - For the Agent.

                                      3.   Stub Two - For such Trustee.

                                      4.   Stub Three - For the Company.

                                 D.   The Trustee will complete such Note and
                                      authenticate such Note and deliver it
                                      (with the confirmation) and Stubs One and Two to such Agent, and such Agent will acknowledge receipt of the Note by stamping or otherwise marking Stub Two and returning it to the Trustee. Such delivery will be made only against such acknowledgment of receipt and evidence that instructions have been given by such Agent for payment to the account of the Company at Chase Manhattan Bank located in
                                      New York, New York, Account No.
                                      9102-414-969 (or at such other account

                                                                       Exhibit B
                                                                         Page 31


                                      at such other bank in the United States as the Company may, from time to time, notify the Agents), in funds available for immediate use, of an amount equal to the price of such Note less such Agent's commission, if any. In the event that the instructions given by such Agent for payment to the account of the Company are revoked, the Company will as promptly as possible wire transfer to the account of such Agent an amount of immediately available funds equal to the amount of such payment made.

                                 E. Unless such Agent purchased such Note as principal, such Agent will deliver such Note (with confirmation) to the customer against payment in immediately available funds. Such Agent will obtain the acknowledgment of receipt of such Note by retaining Stub One.

                                 F.   The trustee will send Stub Three to the
                                      Company by first-class mail. Periodically, the Trustee will also send to the Company a statement setting forth the principal amount of the Notes Outstanding as of that date under the Indenture.

Settlement Procedures
Timetable:                       For sales by the Company of Notes to or through
                                 an Agent (except pursuant to a Terms
                                 Agreement), Settlement Procedures "A" through
                                 "F" set forth above shall be completed on or
                                 before the respective times (New York City
                                 time) set forth below:

                                 Settlement
                                 Procedure                   Time
                                 ----------   --------------------------------
                                 A            2:00 P.M. on the second Business
                                              Day before settlement date

                                 B            3:00 P.M. on the second Business
                                              Day before settlement date

                                 C-D          2:15 P.M. on settlement date

                                 E            3:00 P.M. on settlement date

                                                                       Exhibit B
                                                                         Page 32


                                 F            5:00 P.M. on settlement date

Procedures upon Company's
Exercise of Optional Reset or
Extension of Maturity:           Company Notice to Trustee regarding Exercise of
                                 Optional Reset. Not less than 45 or more than
                                 60 days before an Optional Reset Date as set
                                 forth in a Certificated Note, the Company will
                                 notify the Trustee for such Certificated Note
                                 whether it is exercising its option to reset
                                 the interest rate or Spread or Spread
                                 Multiplier, as the case may be, for such
                                 Certificated Note, and if so, (i) the new
                                 interest rate or Spread or Spread Multiplier,
                                 as the case may be, for such Certificated Note
                                 during the period from such Optional Reset Date
                                 to the next Optional Reset Date as set forth in
                                 such Certificated Note or, if there is no such
                                 next Optional Reset Date, to the Stated
                                 Maturity of such Certificated Note (the
                                 "Subsequent Interest Period"); and (ii) the
                                 provisions, if any, for redemption of such
                                 Certificated Note during such Subsequent
                                 Interest Period, including the date or dates on
                                 which or the period or periods during which
                                 such redemption may occur during such
                                 Subsequent Interest Period.

                                 Company Notice to Trustee regarding Exercise of
                                 Optional Extension of Maturity. If the Company elects to exercise an option, as set forth in a Certificated Note, to extend the Stated
                                 Maturity of such Note, it will so notify the Trustee for such Certificated Note not less than 45 or more than 60 days before the Stated
                                 Maturity of such Certificated Note, and will further indicate (i) the new Stated Maturity;
                                 (ii) the interest rate or Spread or Spread
                                 Multiplier, as the case may be, applicable to the extension period; and (iii) the provisions, if any, for redemption of such Certificated
                                 Note during such extension period, including the date or dates on which or the period or periods during which such redemption may occur during such extension period.

                                 Trustee Notice to Holders regarding Company's
                                 Exercise of Optional Extension or Reset. Upon receipt of notice from the Company regarding the Company's exercise of either an optional extension of maturity or an optional reset, the Trustee for the Certificated Note will mail a notice, first class,

                                                                       Exhibit B
                                                                         Page 33


                                 postage prepaid, to the Holder of the
                                 Certificated Note not less than 40 days before the Optional Reset Date (in which case a "Reset
                                 Notice") or the Stated Maturity (in which case an "Extension Notice"), as the case may be, which Reset Notice or Extension Notice shall contain the information required by the terms of the Certificated Note.

                                 Trustee Notice to Company regarding Option to be Repaid. If, after receipt of either a Reset
                                 Notice or an Extension Notice, any Holder of a Certificated Note exercises the option for repayment by tendering the Certificated Note to be repaid as set forth in the Certificated
                                 Note, the Trustee for such Certificated Note shall give notice to the Company not less than 22 days before the Optional Reset Date or the old Stated Maturity, as the case may be, of the principal amount of Certificated Notes to be repaid on such Optional Reset Date or old
                                 Stated Maturity, as the case may be.

                                 Company Notice regarding New Interest Rate or
                                 New Spread or Spread Multiplier. If the Company elects to revoke the interest rate or Spread or Spread Multiplier and establish a higher interest rate or Spread or Spread Multiplier for an Optional Reset Period or extension period, as the case may be, it shall, not less than 20 days before such Optional Reset Date or old Stated Maturity, so notify the Trustee for the affected Certificated Note. The Trustee will immediately thereafter notify the Holder of such Certificated Note, by first class mail, postage prepaid, of the new higher interest rate or Spread or Spread Multiplier applicable to such Certificated Note.

                                 Trustee Notice to Company regarding Holder
                                 Revocation of Option to be Repaid. If, after the Holder of a Certificated Note has tendered such Note for repayment pursuant to an Extension Notice or a Reset notice, such Holder revokes such tender for repayment, the Trustee for such Certificated Note shall give notice to the Company not less than five days prior to the Stated Maturity or Optional Reset Date, as the case may be, of such revocation and of the principal amount of Certificated Notes for which tender for repayment has been revoked.

                                                                       Exhibit B
                                                                         Page 34


                                 Deposit of Repayment Price. On or before any old Stated Maturity where the Maturity has been extended, and on or before any Optional Reset
                                 Date, the Company shall deposit with such Trustee an amount of money sufficient to pay the principal amount, plus interest accrued to such old Stated Maturity or Optional Reset
                                 Date, as the case may be, for all the
                                 Certificated Notes or portions thereof for which such Trustee serves as Trustee and which are to be repaid on such old Stated Maturity or Optional Reset Date, as the case may be. Such
                                 Trustee will use such money to repay such Certificated Notes pursuant to the terms set forth in such Notes.

Procedures upon Company's
Exercise of Optional
Redemption:                      Company Notice to Trustee regarding Exercise of
                                 Optional Redemption. At least 45 days prior to
                                 the date on which it intends to redeem a
                                 Certificated Note, the Company will notify the
                                 Trustee for such Certificated Note that it is
                                 exercising such option with respect to such
                                 Note on such date.

                                 Trustee Notice to Holders regarding Company's
                                 Exercise of Optional Redemption. After receipt of notice that the Company is exercising its option to redeem a Certificated Note, the Trustee for such Certificated Note will, at least 30 days before the Redemption Date for such Certificated Note, mail a notice, first class, postage prepaid, to the Holder of such Certificated Note, informing such Holder of the Company's exercise of such option with respect to such Certificated Note.

Payments of Principal and
Interest Upon Exercise of
Optional Repayment (Except
Pursuant to Company's
Exercise of Optional Reset or
Optional Extension):             Trustee notice to Company of Option to be
                                 Repaid. Upon receipt of notice of exercise of
                                 the option for repayment and the Certificated
                                 Notes to be repaid as set forth in such Notes,
                                 the Trustee for such Certificated Notes shall
                                 (unless such notice was received pursuant to
                                 the Company's exercise of an optional reset or
                                 an optional extension of maturity, in each of
                                 which cases the relevant procedures set forth
                                 above shall be followed) give notice to the

                                                                       Exhibit B
                                                                         Page 35


                                 Company not less than 20 days prior to each Optional Repayment Date of such Optional
                                 Repayment Date of such Optional Repayment Date and of the principal amount of Certificated
                                 Notes to be repaid on such Optional Repayment
                                 Date.

Failure to Settle:               If a purchaser fails to accept delivery of or
                                 make payment for any Note, the Agent which
                                 solicited the offer to purchase such Note will
                                 notify the Company and the Trustee by telephone
                                 and return such Note to the Trustee. Upon
                                 receipt of such notice, the Company will
                                 immediately wire transfer to the account of
                                 such Agent an amount equal to the amount
                                 previously credited thereto in respect of such
                                 Note. Such wire transfer will be made on the
                                 settlement date, if possible, and in any event
                                 not later than the Business Day following the
                                 settlement date. If the failure shall have
                                 occurred for any reason other than a default by
                                 such Agent in the performance of its
                                 obligations hereunder and under the
                                 Distribution Agreement with the Company, then
                                 the Company will reimburse the Agent or the
                                 Trustee, as appropriate, on an equitable basis
                                 for its loss of the use of the funds during the
                                 period when they were credited to the account
                                 of the Company. Immediately upon receipt of the
                                 Note in respect of which such failure occurred,
                                 the Trustee will mark such Note "canceled",
                                 make appropriate entries in the Trustee's
                                 records and send such Note to the Company.

Risk of Funds by Trustee:        Nothing herein shall be deemed to require the
                                 Trustee to risk or expend its own funds in
                                 connection with any payments to the Company,
                                 the Agents or any purchaser, it being
                                 understood by all parties that payments made by
                                 the Trustee to the Company or the Agents or any
                                 purchaser shall be made only to the extent that
                                 funds are provided to the Trustee for such
                                 purpose.